Unites States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 9/30/17

Item 1. Schedule of Investments.
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Janus Henderson VIT Balanced Portfolio (formerly named Janus Aspen Balanced Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 3.0%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,718,000	$1,755,536
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	1,180,000	1,191,229
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	1,165,000	1,190,863
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	7,019,000	6,869,502
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 5.2344%, 12/15/31 (144A)	198,000	191,853
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 6.7344%, 12/15/31 (144A)	824,955	776,740
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,105,000	1,124,268
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 2.9844%, 7/15/30 (144A)	934,000	933,999
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 3.7344%, 7/15/30 (144A)	589,000	588,999
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	3,025,390	3,048,085
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	2,219,438	2,306,424
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 2.1000%, 3.3340%, 11/15/33 (144A)	532,000	533,660
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 3.5000%, 4.7340%, 11/15/33 (144A)	694,000	697,898
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 4.6500%, 5.8840%, 11/15/33 (144A)	1,598,000	1,609,973
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	901,000	900,910
DB Master Finance LLC, 4.0300%, 11/20/47 (144A)	1,063,000	1,062,894
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	3,092,850	3,125,201
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	452,000	449,871
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	2,320,000	2,348,443
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.2372%, 7/25/24	1,786,023	1,880,391
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.9000%, 6.1372%, 11/25/24	2,184,608	2,474,470
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.2372%, 5/25/25	555,003	591,487
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 5.7372%, 2/25/24	3,675,000	4,221,213
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 4.8372%, 4/25/24	2,525,620	2,759,754
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	1,059,216	994,815
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	1,867,000	1,856,270
GS Mortgage Securities Corp II, 3.4750%, 9/10/37 (144A)	1,433,000	1,464,553
GS Mortgage Securities Corp Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	765,000	767,709
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 7.1844%, 7/15/31 (144A)	992,000	993,555
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.6344%, 8/15/32 (144A)	1,558,000	1,562,851
Houston Galleria Mall Trust 2015-HGLR, 3.0866%, 3/5/37 (144A)	795,000	787,866
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	1,751,000	1,764,623
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8502%, 11/15/43 (144A)‡	933,000	954,244
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 7/15/36 (144A)	514,000	517,849
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 4.5000%, 5.7361%, 7/15/36 (144A)	1,634,000	1,652,355
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	1,084,000	1,086,793
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	336,000	341,623
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	513,000	520,530
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	407,427	407,532
LB-UBS Commercial Mortgage Trust 2007-C7, 6.3892%, 9/15/45‡	932,101	945,817
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	1,162,000	1,153,383
MAD Mortgage Trust 2017-330M, 3.2944%, 8/15/34 (144A)‡	839,000	848,136
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	1,870,000	1,903,242
MSSG Trust 2017-237P, 3.6900%, 9/13/39 (144A)	327,000	332,889
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	570,000	569,751
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	490,000	487,096
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	413,000	416,692
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	2,189,000	2,195,554
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	1,166,000	1,182,112
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	1,237,000	1,254,464

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	$2,120,000	$2,171,938
Shops at Crystals Trust 2016-CSTL, 3.1255%, 7/5/36 (144A)	1,424,000	1,412,791
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 3.7344%, 11/15/27 (144A)	654,000	648,828
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.4844%, 11/15/27 (144A)	1,997,000	1,931,685
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.3844%, 11/15/27 (144A)	1,059,000	1,017,869
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2356%, 7/24/18 (144A)§	3,142,000	3,141,496
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	2,269,080	2,313,327
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,381,190	1,403,636
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	1,908,611	1,937,450
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2736%, 5/15/46‡	721,799	733,081
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 1/15/27 (144A)	618,000	618,272
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.2500%, 3.4767%, 2/15/27 (144A)	1,192,000	1,191,175
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 3.2500%, 4.4767%, 2/15/27 (144A)	309,000	308,788
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	3,715,180	3,748,505
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $92,139,748)		92,174,808
Bank Loans and Mezzanine Loans – 1.4%
Banking – 0%
Vantiv LLC - Term Loan B, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	502,000	502,000
Vantiv LLC - Term Loan B1, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	141,000	140,894
		642,894
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.3328%, 6/1/24	5,321,663	5,345,504
Capital Goods – 0.1%
Reynolds Group Holdings Inc, ICE LIBOR USD + 3.0000%, 4.2389%, 2/5/23	3,836,672	3,850,484
Communications – 0.4%
Level 3 Financing Inc, ICE LIBOR USD + 2.2500%, 3.4856%, 2/22/24	7,125,000	7,119,442
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	225,115	225,638
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	1,797,732	1,801,903
Nielsen Finance LLC, ICE LIBOR USD + 2.0000%, 3.2350%, 10/4/23	2,210,022	2,212,099
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 1/19/21	205,965	205,932
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.4872%, 1/19/24	1,881,066	1,882,571
		13,447,585
Consumer Cyclical – 0.5%
Aramark Services Inc, ICE LIBOR USD + 2.0000%, 3.2350%, 3/28/24	2,148,180	2,154,453
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 10/25/23	5,412,188	5,433,512
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.2344%, 6/16/23	5,035,974	5,054,859
Landry's Inc, ICE LIBOR USD + 3.2500%, 4.4883%, 10/4/23	2,447,218	2,452,572
		15,095,396
Consumer Non-Cyclical – 0.1%
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.4900%, 5/24/24	604,000	605,172
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.3328%, 3/7/24	930,081	934,396
		1,539,568
Technology – 0.1%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.2350%, 12/29/22	2,908,878	2,914,696
Total Bank Loans and Mezzanine Loans (cost $42,884,706)		42,836,127
Corporate Bonds – 17.1%
Asset-Backed Securities – 0.1%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	2,658,000	2,653,154
Banking – 3.1%
Ally Financial Inc, 3.2500%, 11/5/18	1,341,000	1,351,057
Ally Financial Inc, 8.0000%, 12/31/18	779,000	833,296
Bank of America Corp, 2.5030%, 10/21/22†	5,875,000	5,817,816
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	1,440,000	1,438,312
Bank of America Corp, 4.1830%, 11/25/27	2,838,000	2,940,323
Bank of America Corp, ICE LIBOR USD 3 Month + 1.8140%, 4.2440%, 4/24/38	2,858,000	3,021,673
Bank of New York Mellon Corp, 2.4500%, 8/17/26	466,000	443,400
Bank of New York Mellon Corp, 3.2500%, 5/16/27	3,705,000	3,757,024
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.7461%, 9/1/23	2,880,000	2,953,649
Citigroup Inc, 3.2000%, 10/21/26	1,769,000	1,742,864
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	5,025,000	5,156,473
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	1,188,000	1,187,933
Citizens Financial Group Inc, 3.7500%, 7/1/24	824,000	824,320
Citizens Financial Group Inc, 4.3500%, 8/1/25	566,000	586,995
Citizens Financial Group Inc, 4.3000%, 12/3/25	3,163,000	3,309,796
Discover Financial Services, 3.9500%, 11/6/24	1,511,000	1,546,268

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Discover Financial Services, 3.7500%, 3/4/25	$2,060,000	$2,067,396
First Republic Bank/CA, 4.6250%, 2/13/47	1,069,000	1,101,971
Goldman Sachs Capital I, 6.3450%, 2/15/34	3,379,000	4,211,716
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	3,721,000	3,722,953
Goldman Sachs Group Inc, 3.7500%, 2/25/26	1,141,000	1,167,636
Goldman Sachs Group Inc, 3.5000%, 11/16/26	2,611,000	2,617,857
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.5100%, 3.6910%, 6/5/28	1,273,000	1,283,619
JPMorgan Chase & Co, 2.2950%, 8/15/21	3,481,000	3,477,499
JPMorgan Chase & Co, 3.3750%, 5/1/23	3,925,000	4,005,467
JPMorgan Chase & Co, 3.8750%, 9/10/24	910,000	946,894
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	4,015,000	4,119,986
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	5,315,000	5,322,133
Santander UK PLC, 5.0000%, 11/7/23 (144A)	3,538,000	3,824,688
SVB Financial Group, 5.3750%, 9/15/20	2,550,000	2,768,183
Synchrony Financial, 4.5000%, 7/23/25	2,855,000	2,976,843
Synchrony Financial, 3.7000%, 8/4/26	3,206,000	3,138,666
UBS AG, USD SWAP SEMI 30/360 5YR + 3.7650%, 4.7500%, 5/22/23	1,681,000	1,704,164
US Bancorp, 2.3750%, 7/22/26	3,139,000	2,981,996
Wells Fargo & Co, 3.0000%, 4/22/26	935,000	918,030
Wells Fargo & Co, 4.1000%, 6/3/26	3,024,000	3,142,018
Wells Fargo & Co, 4.3000%, 7/22/27	2,648,000	2,800,005
		95,210,919
Basic Industry – 0.7%
CF Industries Inc, 6.8750%, 5/1/18	345,000	354,487
CF Industries Inc, 4.5000%, 12/1/26 (144A)	2,871,000	3,002,735
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	1,660,000	1,680,750
Freeport-McMoRan Inc, 3.1000%, 3/15/20	817,000	818,634
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	4,228,000	4,321,056
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	2,167,000	2,238,557
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,141,000	2,271,026
Sherwin-Williams Co, 2.7500%, 6/1/22	842,000	847,508
Sherwin-Williams Co, 3.1250%, 6/1/24	976,000	980,515
Sherwin-Williams Co, 3.4500%, 6/1/27	1,659,000	1,666,020
Sherwin-Williams Co, 4.5000%, 6/1/47	708,000	740,538
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	413,000	416,354
Steel Dynamics Inc, 5.0000%, 12/15/26	246,000	262,605
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,016,000	2,313,360
		21,914,145
Brokerage – 0.8%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	1,101,000	1,138,393
CBOE Holdings Inc, 3.6500%, 1/12/27	2,791,000	2,856,757
Charles Schwab Corp, 3.0000%, 3/10/25	858,000	857,603
E*TRADE Financial Corp, 2.9500%, 8/24/22	2,813,000	2,818,395
E*TRADE Financial Corp, 3.8000%, 8/24/27	2,169,000	2,193,975
E*TRADE Financial Corp, ICE LIBOR USD 3 Month + 4.4350%, 5.8750%µ	435,000	463,275
Lazard Group LLC, 4.2500%, 11/14/20	2,449,000	2,586,722
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	2,520,000	2,433,695
Raymond James Financial Inc, 5.6250%, 4/1/24	1,426,000	1,616,173
Raymond James Financial Inc, 3.6250%, 9/15/26	1,479,000	1,480,655
Raymond James Financial Inc, 4.9500%, 7/15/46	2,536,000	2,725,709
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	913,000	1,039,040
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	1,423,000	1,451,872
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	1,617,000	1,671,462
		25,333,726
Capital Goods – 0.6%
Arconic Inc, 5.1250%, 10/1/24	258,000	274,538
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	401,000	411,326
Ball Corp, 4.3750%, 12/15/20	1,445,000	1,517,250
CNH Industrial Capital LLC, 3.6250%, 4/15/18	1,563,000	1,573,238
CRH America Finance Inc, 3.4000%, 5/9/27 (144A)	554,000	556,280
Eagle Materials Inc, 4.5000%, 8/1/26	203,000	211,627
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%µ	2,699,000	2,854,732
Martin Marietta Materials Inc, 4.2500%, 7/2/24	1,413,000	1,498,834
Masco Corp, 4.3750%, 4/1/26	233,000	247,446
Owens Corning, 4.2000%, 12/1/24	1,302,000	1,370,884
Owens Corning, 3.4000%, 8/15/26	626,000	617,037
Rockwell Collins Inc, 3.2000%, 3/15/24	1,252,000	1,273,858
Rockwell Collins Inc, 3.5000%, 3/15/27	2,141,000	2,181,973
Vulcan Materials Co, 7.5000%, 6/15/21	952,000	1,112,643

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Vulcan Materials Co, 4.5000%, 4/1/25	$2,727,000	$2,908,774
		18,610,440
Communications – 2.3%
American Tower Corp, 3.3000%, 2/15/21	2,227,000	2,281,469
American Tower Corp, 3.4500%, 9/15/21	230,000	237,955
American Tower Corp, 3.5000%, 1/31/23	409,000	422,949
American Tower Corp, 4.4000%, 2/15/26	1,459,000	1,542,392
American Tower Corp, 3.3750%, 10/15/26	2,695,000	2,662,828
AT&T Inc, 3.4000%, 8/14/24	1,975,000	1,977,277
AT&T Inc, 3.4000%, 5/15/25	438,000	430,992
AT&T Inc, 4.2500%, 3/1/27	2,068,000	2,124,580
AT&T Inc, 3.9000%, 8/14/27	1,637,000	1,638,848
AT&T Inc, 5.2500%, 3/1/37	2,812,000	2,947,639
AT&T Inc, 5.1500%, 2/14/50	4,368,000	4,401,427
AT&T Inc, 5.3000%, 8/14/58	3,043,000	3,066,406
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	2,079,000	2,141,370
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	2,525,000	2,559,719
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	4,327,000	4,624,061
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.7500%, 2/15/28 (144A)	870,000	847,987
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28 (144A)	2,308,000	2,333,847
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.4840%, 10/23/45	379,000	445,401
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.3750%, 5/1/47 (144A)	947,000	979,900
Comcast Corp, 2.3500%, 1/15/27	1,770,000	1,651,341
Comcast Corp, 3.3000%, 2/1/27	1,265,000	1,281,947
Comcast Corp, 3.4000%, 7/15/46	307,000	282,776
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	2,077,000	2,063,109
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	2,804,000	2,742,788
Cox Communications Inc, 3.5000%, 8/15/27 (144A)	1,884,000	1,853,342
Cox Communications Inc, 4.6000%, 8/15/47 (144A)	482,000	479,128
Crown Castle International Corp, 5.2500%, 1/15/23	1,817,000	2,010,795
Crown Castle International Corp, 3.2000%, 9/1/24	1,872,000	1,862,336
Crown Castle International Corp, 3.6500%, 9/1/27	3,397,000	3,393,630
NBCUniversal Media LLC, 4.4500%, 1/15/43	557,000	597,697
Time Warner Inc, 3.6000%, 7/15/25	1,781,000	1,786,733
UBM PLC, 5.7500%, 11/3/20 (144A)	2,784,000	2,922,054
Verizon Communications Inc, 2.6250%, 8/15/26	5,602,000	5,246,217
Verizon Communications Inc, 4.1250%, 3/16/27	1,494,000	1,559,122
Verizon Communications Inc, 4.1250%, 8/15/46	2,069,000	1,879,745
Verizon Communications Inc, 4.8620%, 8/21/46	1,113,000	1,132,647
		70,412,454
Consumer Cyclical – 1.8%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	2,967,000	3,044,884
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	2,762,000	2,772,357
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	1,386,000	1,388,090
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	4,413,000	4,429,973
Amazon.com Inc, 4.0500%, 8/22/47 (144A)	1,643,000	1,661,260
Coach Inc, 3.0000%, 7/15/22	910,000	908,660
Coach Inc, 4.1250%, 7/15/27	910,000	914,423
CVS Health Corp, 2.8000%, 7/20/20	4,431,000	4,507,829
CVS Health Corp, 4.7500%, 12/1/22	1,106,000	1,209,274
CVS Health Corp, 5.0000%, 12/1/24	1,479,000	1,637,031
DR Horton Inc, 3.7500%, 3/1/19	1,949,000	1,985,429
DR Horton Inc, 4.0000%, 2/15/20	374,000	387,262
Ford Motor Co, 4.3460%, 12/8/26	2,831,000	2,941,874
General Motors Co, 4.8750%, 10/2/23	2,113,000	2,284,502
General Motors Financial Co Inc, 3.9500%, 4/13/24†	5,739,000	5,875,671
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	541,000	550,467
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	395,000	401,912
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,381,000	1,488,027
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,756,000	1,878,920
McDonald's Corp, 3.5000%, 3/1/27	4,639,000	4,766,442
McDonald's Corp, 4.8750%, 12/9/45	1,587,000	1,784,748
MDC Holdings Inc, 5.5000%, 1/15/24	2,138,000	2,303,054
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
5.6250%, 5/1/24	$1,246,000	$1,350,141
Toll Brothers Finance Corp, 4.0000%, 12/31/18	773,000	785,561
Toll Brothers Finance Corp, 5.8750%, 2/15/22	705,000	777,262
Toll Brothers Finance Corp, 4.3750%, 4/15/23	404,000	422,180
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	1,833,000	1,826,140
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	315,000	328,777
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	588,000	618,135
		55,230,285
Consumer Non-Cyclical – 2.6%
Abbott Laboratories, 3.8750%, 9/15/25	438,000	452,517
Abbott Laboratories, 3.7500%, 11/30/26	707,000	725,160
Allergan Funding SCS, 3.8000%, 3/15/25	3,987,000	4,139,141
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	767,000	779,268
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	3,515,000	3,643,097
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	6,405,000	6,623,572
Becton Dickinson and Co, 2.8940%, 6/6/22	1,400,000	1,403,016
Becton Dickinson and Co, 3.3630%, 6/6/24	3,114,000	3,141,812
Becton Dickinson and Co, 3.7000%, 6/6/27	2,209,000	2,226,323
Cardinal Health Inc, 2.6160%, 6/15/22	1,429,000	1,427,412
Cardinal Health Inc, 3.0790%, 6/15/24	924,000	930,067
Cardinal Health Inc, 3.4100%, 6/15/27	1,835,000	1,840,481
Constellation Brands Inc, 4.7500%, 12/1/25	308,000	336,152
Constellation Brands Inc, 3.7000%, 12/6/26	2,061,000	2,107,152
Constellation Brands, Inc., 4.2500%, 5/1/23	2,663,000	2,853,491
Danone SA, 2.0770%, 11/2/21 (144A)	2,895,000	2,843,342
Danone SA, 2.5890%, 11/2/23 (144A)	1,745,000	1,713,633
Express Scripts Holding Co, 3.5000%, 6/15/24	1,075,000	1,090,429
Express Scripts Holding Co, 3.4000%, 3/1/27	1,230,000	1,212,059
HCA Inc, 3.7500%, 3/15/19	1,424,000	1,454,260
HCA Inc, 5.8750%, 5/1/23	498,000	541,575
HCA Inc, 5.0000%, 3/15/24	1,761,000	1,875,465
HCA Inc, 5.3750%, 2/1/25	1,229,000	1,295,059
HCA Inc, 5.2500%, 6/15/26	878,000	946,045
HCA Inc, 4.5000%, 2/15/27	863,000	882,417
HCA Inc, 5.5000%, 6/15/47	907,000	939,879
Life Technologies Corp, 6.0000%, 3/1/20	1,716,000	1,864,093
McCormick & Co Inc/MD, 3.1500%, 8/15/24	1,334,000	1,344,573
McCormick & Co Inc/MD, 3.4000%, 8/15/27	1,340,000	1,344,163
Molson Coors Brewing Co, 3.0000%, 7/15/26	3,599,000	3,498,754
Molson Coors Brewing Co, 4.2000%, 7/15/46	863,000	859,201
Newell Brands Inc, 5.0000%, 11/15/23	1,442,000	1,537,491
Reckitt Benckiser Treasury Services PLC, 2.3750%, 6/24/22 (144A)	1,833,000	1,827,895
Reckitt Benckiser Treasury Services PLC, 2.7500%, 6/26/24 (144A)	1,745,000	1,731,681
Reckitt Benckiser Treasury Services PLC, 3.0000%, 6/26/27 (144A)	2,639,000	2,609,106
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	1,696,000	1,689,641
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	2,301,000	2,267,426
Sysco Corp, 2.5000%, 7/15/21	581,000	584,564
Sysco Corp, 3.3000%, 7/15/26	1,459,000	1,470,910
Sysco Corp, 3.2500%, 7/15/27	1,035,000	1,031,319
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	1,966,000	1,811,735
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	1,988,000	2,057,580
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	3,916,000	3,935,385
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	1,336,000	1,377,384
		80,265,725
Electric – 0.7%
Dominion Energy Inc, 2.0000%, 8/15/21	322,000	316,589
Dominion Energy Inc, 2.8500%, 8/15/26	445,000	428,194
Duke Energy Corp, 1.8000%, 9/1/21	862,000	844,384
Duke Energy Corp, 2.4000%, 8/15/22	1,229,000	1,219,892
Duke Energy Corp, 2.6500%, 9/1/26	2,430,000	2,322,860
Duke Energy Corp, 3.1500%, 8/15/27	1,885,000	1,867,861
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	425,000	434,031
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	784,000	798,700
PPL Capital Funding Inc, 3.1000%, 5/15/26	2,999,000	2,948,296
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	2,285,000	2,472,856
Southern Co, 2.3500%, 7/1/21	2,617,000	2,601,818
Southern Co, 2.9500%, 7/1/23	1,873,000	1,881,898
Southern Co, 3.2500%, 7/1/26	2,631,000	2,599,785
		20,737,164
Energy – 1.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	748,000	801,295
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	918,000	931,152
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	939,000	933,201
Cenovus Energy Inc, 5.7000%, 10/15/19	58,000	61,463

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	$1,048,000	$1,119,226
ConocoPhillips Co, 4.9500%, 3/15/26	2,210,000	2,490,249
Enbridge Energy Partners LP, 5.8750%, 10/15/25	1,354,000	1,543,515
Energy Transfer Equity LP, 5.8750%, 1/15/24	1,481,000	1,590,224
Energy Transfer LP, 4.1500%, 10/1/20	1,303,000	1,360,589
Energy Transfer LP, 4.7500%, 1/15/26	596,000	627,123
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	1,194,000	1,285,683
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	1,277,000	1,325,400
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	124,000	137,006
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	1,765,000	1,884,164
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	358,000	371,425
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	920,000	964,022
NuStar Logistics LP, 5.6250%, 4/28/27	1,778,000	1,875,790
Oceaneering International Inc, 4.6500%, 11/15/24	1,969,000	1,957,607
Phillips 66 Partners LP, 3.6050%, 2/15/25	1,429,000	1,425,501
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	684,000	704,152
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	663,000	672,621
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,650,000	1,825,878
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	2,556,000	2,725,120
TC PipeLines LP, 3.9000%, 5/25/27	1,945,000	1,947,363
Williams Cos Inc, 3.7000%, 1/15/23	786,000	782,070
Williams Partners LP, 3.7500%, 6/15/27	3,272,000	3,265,850
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	1,153,000	1,206,695
		35,814,384
Finance Companies – 0.1%
Park Aerospace Holdings Ltd, 3.6250%, 3/15/21 (144A)	1,446,000	1,449,615
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	866,000	899,666
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	2,359,000	2,476,950
		4,826,231
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,820,000	2,956,033
Kennedy-Wilson Inc, 5.8750%, 4/1/24	4,796,000	4,939,880
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	4,744,000	4,749,862
		12,645,775
Industrial – 0%
Cintas Corp No 2, 4.3000%, 6/1/21	1,200,000	1,280,377
Insurance – 0.2%
Aetna Inc, 2.8000%, 6/15/23	1,167,000	1,172,864
Centene Corp, 4.7500%, 5/15/22	169,000	176,394
Centene Corp, 6.1250%, 2/15/24	416,000	449,800
Centene Corp, 4.7500%, 1/15/25	498,000	516,675
UnitedHealth Group Inc, 3.7500%, 7/15/25	720,000	763,794
UnitedHealth Group Inc, 3.1000%, 3/15/26	480,000	485,421
UnitedHealth Group Inc, 3.4500%, 1/15/27	468,000	484,188
UnitedHealth Group Inc, 3.3750%, 4/15/27	240,000	246,755
WellCare Health Plans Inc, 5.2500%, 4/1/25	2,015,000	2,120,787
		6,416,678
Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	1,226,000	1,237,979
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	3,505,000	3,739,119
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	1,899,000	1,998,809
Digital Realty Trust LP, 3.7000%, 8/15/27	1,102,000	1,112,786
Senior Housing Properties Trust, 6.7500%, 4/15/20	794,000	855,684
Senior Housing Properties Trust, 6.7500%, 12/15/21	882,000	985,277
SL Green Realty Corp, 5.0000%, 8/15/18	1,894,000	1,932,318
SL Green Realty Corp, 7.7500%, 3/15/20	3,720,000	4,143,412
		16,005,384
Technology – 1.9%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	1,949,000	2,001,615
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	7,920,000	8,153,642
Cadence Design Systems Inc, 4.3750%, 10/15/24	4,429,000	4,592,835
Equifax Inc, 2.3000%, 6/1/21	763,000	745,259
Equifax Inc, 3.3000%, 12/15/22	2,341,000	2,328,509
Fidelity National Information Services Inc, 3.6250%, 10/15/20	739,000	769,387
Fidelity National Information Services Inc, 4.5000%, 10/15/22	850,000	918,091
First Data Corp, 7.0000%, 12/1/23 (144A)	2,761,000	2,948,196
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	3,299,000	3,360,856
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	833,000	871,526
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	634,000	663,322
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	2,412,000	2,514,510
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	1,385,000	1,488,875
Seagate HDD Cayman, 4.7500%, 1/1/25	2,026,000	1,971,615
Seagate HDD Cayman, 4.8750%, 6/1/27	204,000	192,278

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Total System Services Inc, 3.8000%, 4/1/21	$1,416,000	$1,471,898
Total System Services Inc, 4.8000%, 4/1/26	3,008,000	3,286,037
Trimble Inc, 4.7500%, 12/1/24	4,898,000	5,261,345
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	6,427,000	6,415,916
Verisk Analytics Inc, 4.8750%, 1/15/19	1,615,000	1,670,710
Verisk Analytics Inc, 5.8000%, 5/1/21	2,731,000	3,014,968
Verisk Analytics Inc, 4.1250%, 9/12/22	1,574,000	1,661,683
Verisk Analytics Inc, 5.5000%, 6/15/45	1,854,000	2,102,571
VMware Inc, 2.9500%, 8/21/22	1,536,000	1,541,158
VMware Inc, 3.9000%, 8/21/27	445,000	449,653
		60,396,455
Transportation – 0.1%
FedEx Corp, 3.9000%, 2/1/35	244,000	247,213
FedEx Corp, 4.4000%, 1/15/47	106,000	110,123
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	2,541,000	2,560,480
		2,917,816
Total Corporate Bonds (cost $521,531,349)		530,671,112
Mortgage-Backed Securities – 8.4%
Fannie Mae Pool:
4.0000%, 9/1/29	835,624	888,518
6.0000%, 10/1/35	645,233	735,973
6.0000%, 12/1/35	738,688	844,624
6.0000%, 2/1/37	130,728	151,375
6.0000%, 10/1/38	482,772	549,070
7.0000%, 2/1/39	168,197	195,008
5.5000%, 12/1/39	1,045,960	1,164,824
5.5000%, 3/1/40	887,779	1,001,494
5.5000%, 4/1/40	2,082,340	2,315,635
5.0000%, 10/1/40	414,376	460,160
5.5000%, 2/1/41	513,839	579,664
5.0000%, 5/1/41	1,072,873	1,172,048
5.5000%, 5/1/41	692,710	770,320
5.5000%, 6/1/41	1,174,806	1,305,967
5.5000%, 6/1/41	1,011,910	1,137,326
5.5000%, 7/1/41	116,638	129,659
4.5000%, 8/1/41	756,426	816,001
5.5000%, 12/1/41	952,299	1,059,687
5.5000%, 2/1/42	4,093,532	4,550,242
4.5000%, 6/1/42	296,563	320,481
4.5000%, 11/1/42	504,481	549,175
3.5000%, 1/1/43	1,824,420	1,889,207
3.5000%, 2/1/43	3,676,929	3,807,441
3.5000%, 2/1/43	867,657	898,455
4.5000%, 3/1/43	1,558,326	1,696,256
3.5000%, 1/1/44	3,362,699	3,493,725
3.5000%, 1/1/44	1,493,525	1,551,722
3.5000%, 4/1/44	1,686,369	1,751,349
5.5000%, 5/1/44	918,774	1,021,344
4.0000%, 7/1/44	703,987	753,871
5.0000%, 7/1/44	112,518	125,465
4.0000%, 8/1/44	2,767,556	2,964,367
4.0000%, 8/1/44	1,032,931	1,106,383
4.5000%, 10/1/44	12,277,516	13,497,899
4.5000%, 10/1/44	1,191,730	1,304,744
3.5000%, 2/1/45	3,519,418	3,644,642
4.5000%, 3/1/45	2,020,729	2,212,463
4.0000%, 5/1/45	1,707,977	1,830,214
4.5000%, 5/1/45	1,817,416	1,997,515
4.5000%, 5/1/45	1,151,770	1,265,893
4.5000%, 6/1/45	1,135,679	1,226,687
4.5000%, 9/1/45	694,769	760,801
4.0000%, 10/1/45	3,479,069	3,708,858
4.5000%, 10/1/45	2,675,608	2,921,870
3.5000%, 12/1/45	1,093,286	1,135,308
4.0000%, 12/1/45	1,527,656	1,637,082
3.5000%, 1/1/46	3,057,906	3,175,440
3.5000%, 1/1/46	2,654,070	2,756,292
4.0000%, 1/1/46	670,875	717,479
4.5000%, 2/1/46	1,391,350	1,523,405
4.0000%, 5/1/46	2,278,733	2,436,233
4.0000%, 6/1/46	734,255	785,007
3.5000%, 7/1/46	1,946,192	2,017,959
3.5000%, 7/1/46	1,923,007	1,994,916

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 7/1/46	$2,762,213	$3,024,380
4.5000%, 7/1/46	1,348,854	1,465,991
3.5000%, 8/1/46	1,178,614	1,219,306
4.0000%, 8/1/46	140,916	150,333
4.0000%, 8/1/46	140,736	149,959
4.0000%, 8/1/46	120,062	127,931
4.0000%, 8/1/46	91,097	97,067
4.0000%, 10/1/46	1,334,558	1,420,883
4.0000%, 11/1/46	700,925	750,866
4.5000%, 11/1/46	1,200,970	1,315,562
4.5000%, 11/1/46	542,348	592,031
3.5000%, 12/1/46	190,384	196,823
3.5000%, 12/1/46	43,947	45,432
4.5000%, 12/1/46	1,144,253	1,235,824
3.5000%, 1/1/47	707,143	731,224
3.5000%, 1/1/47	138,339	143,014
3.5000%, 1/1/47	85,361	88,268
4.0000%, 1/1/47	863,716	921,963
4.0000%, 2/1/47	1,835,251	1,961,862
4.5000%, 2/1/47	2,138,035	2,323,827
4.0000%, 3/1/47	188,893	201,194
4.0000%, 3/1/47	108,029	115,225
4.0000%, 3/1/47	50,686	53,998
4.0000%, 3/1/47	49,308	52,505
4.0000%, 4/1/47	1,948,744	2,086,726
4.0000%, 4/1/47	246,258	262,485
4.0000%, 4/1/47	197,352	210,249
4.0000%, 4/1/47	194,828	207,807
4.0000%, 4/1/47	184,777	196,983
4.0000%, 4/1/47	174,582	186,086
4.5000%, 4/1/47	2,195,430	2,404,909
4.0000%, 5/1/47	17,466,984	18,609,332
4.0000%, 5/1/47	701,303	738,476
4.0000%, 5/1/47	261,978	279,284
4.0000%, 5/1/47	205,964	219,424
4.0000%, 5/1/47	162,037	172,710
4.0000%, 5/1/47	67,538	71,992
4.5000%, 5/1/47	343,984	376,235
4.5000%, 5/1/47	290,029	313,716
4.5000%, 5/1/47	283,275	309,114
4.5000%, 5/1/47	277,937	303,374
4.5000%, 5/1/47	209,902	229,233
4.5000%, 5/1/47	194,783	212,609
4.5000%, 5/1/47	185,979	202,370
4.5000%, 5/1/47	179,468	195,285
4.5000%, 5/1/47	170,463	186,011
4.5000%, 5/1/47	95,927	104,321
4.5000%, 5/1/47	69,337	75,838
4.5000%, 5/1/47	62,770	68,655
3.5000%, 6/1/47	135,324	140,015
4.0000%, 6/1/47	760,762	811,017
4.0000%, 6/1/47	745,448	784,962
4.0000%, 6/1/47	424,959	451,282
4.0000%, 6/1/47	373,835	398,214
4.0000%, 6/1/47	363,332	387,193
4.0000%, 6/1/47	357,995	385,355
4.0000%, 6/1/47	293,141	312,427
4.0000%, 6/1/47	176,922	190,933
4.0000%, 6/1/47	169,709	180,221
4.0000%, 6/1/47	134,009	142,957
4.0000%, 6/1/47	110,617	117,469
4.0000%, 6/1/47	80,521	84,814
4.0000%, 6/1/47	48,198	51,592
4.5000%, 6/1/47	1,318,221	1,425,882
4.5000%, 6/1/47	229,179	247,897
4.5000%, 6/1/47	182,529	196,762
4.5000%, 6/1/47	119,973	131,221
3.5000%, 7/1/47	266,112	276,894
3.5000%, 7/1/47	160,242	165,893
3.5000%, 7/1/47	118,940	123,980
3.5000%, 7/1/47	72,562	75,166
3.5000%, 7/1/47	71,884	74,840
4.0000%, 7/1/47	3,158,078	3,365,232
4.0000%, 7/1/47	780,819	832,399

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 7/1/47	$600,896	$640,405
4.0000%, 7/1/47	561,566	598,297
4.0000%, 7/1/47	308,448	331,189
4.0000%, 7/1/47	300,684	323,664
4.0000%, 7/1/47	231,333	249,039
4.0000%, 7/1/47	166,030	176,979
4.0000%, 7/1/47	157,569	170,048
4.0000%, 7/1/47	143,533	154,503
4.0000%, 7/1/47	92,049	99,283
4.0000%, 7/1/47	81,474	86,270
4.5000%, 7/1/47	916,016	1,008,877
4.5000%, 7/1/47	817,613	906,540
4.5000%, 7/1/47	791,680	869,746
3.5000%, 8/1/47	1,019,276	1,051,139
3.5000%, 8/1/47	626,493	648,198
3.5000%, 8/1/47	572,353	592,538
3.5000%, 8/1/47	138,345	144,037
4.0000%, 8/1/47	1,661,050	1,749,092
4.0000%, 8/1/47	1,393,540	1,467,404
4.0000%, 8/1/47	1,309,180	1,404,507
4.0000%, 8/1/47	797,281	855,331
4.0000%, 8/1/47	595,171	634,214
4.0000%, 8/1/47	560,164	597,104
4.0000%, 8/1/47	345,078	367,835
4.0000%, 8/1/47	245,777	264,913
4.5000%, 8/1/47	1,114,955	1,206,016
4.5000%, 8/1/47	212,314	233,838
3.5000%, 9/1/47	3,777,970	3,896,073
3.5000%, 9/1/47	582,656	604,285
4.5000%, 9/1/47	5,476,249	5,886,410
4.5000%, 9/1/47	1,110,260	1,223,846
4.5000%, 9/1/47	829,880	915,805
3.5000%, 5/1/56	4,641,691	4,790,510
		186,418,787
Freddie Mac Gold Pool:
3.5000%, 7/1/29	1,010,969	1,057,882
8.0000%, 4/1/32	271,085	331,290
5.5000%, 10/1/36	413,555	464,987
6.0000%, 4/1/40	2,220,323	2,572,626
5.5000%, 5/1/41	910,919	1,003,681
5.5000%, 8/1/41	2,155,633	2,459,166
5.5000%, 8/1/41	1,370,449	1,545,773
5.5000%, 9/1/41	331,703	365,793
5.0000%, 3/1/42	1,050,538	1,166,753
3.5000%, 2/1/44	1,367,366	1,414,686
4.5000%, 5/1/44	53,236	57,724
5.0000%, 7/1/44	897,163	989,443
4.0000%, 8/1/44	859,951	920,094
4.5000%, 6/1/45	1,855,090	2,038,356
4.5000%, 2/1/46	2,069,928	2,274,321
4.5000%, 2/1/46	1,294,867	1,417,334
4.5000%, 6/1/46	2,912,921	3,161,018
3.5000%, 7/1/46	3,830,633	3,985,011
4.0000%, 6/1/47	3,021,520	3,220,086
3.5000%, 9/1/47	3,599,375	3,729,803
3.5000%, 9/1/47	2,628,720	2,712,722
3.5000%, 9/1/47	1,493,410	1,541,132
3.5000%, 9/1/47	1,265,635	1,306,079
3.5000%, 9/1/47	1,165,855	1,210,534
4.0000%, 9/1/47	1,348,476	1,419,859
		42,366,153
Ginnie Mae I Pool:
4.9000%, 10/15/34	1,104,505	1,255,586
5.5000%, 9/15/35	106,457	122,602
5.5000%, 8/15/39	1,961,987	2,274,200
5.5000%, 8/15/39	657,437	762,064
5.5000%, 10/15/39	751,055	855,511
5.0000%, 5/15/40	101,651	113,053
4.5000%, 7/15/41	725,529	815,488
4.5000%, 7/15/41	221,521	241,889
4.5000%, 8/15/41	2,078,876	2,278,554
5.0000%, 9/15/41	181,951	203,253
4.5000%, 5/15/44	943,537	1,032,555
4.0000%, 1/15/45	4,270,015	4,533,642

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.0000%, 4/15/45	$773,490	$830,274
4.0000%, 7/15/46	2,835,308	3,036,968
4.5000%, 8/15/46	4,968,442	5,436,445
4.5000%, 5/15/47	217,152	232,547
4.5000%, 6/15/47	90,550	98,000
4.5000%, 7/15/47	188,536	201,966
4.5000%, 9/15/47	246,388	269,972
		24,594,569
Ginnie Mae II Pool:
4.5000%, 10/20/41	1,254,832	1,339,124
3.5000%, 5/20/42	533,442	557,590
3.5000%, 9/20/44	1,580,471	1,652,177
5.0000%, 12/20/44	758,931	851,178
5.0000%, 9/20/45	523,035	587,835
4.0000%, 10/20/45	1,935,698	2,069,652
4.0000%, 8/20/47	393,152	419,326
4.0000%, 8/20/47	185,314	197,651
4.0000%, 8/20/47	93,875	100,125
		7,774,658
Total Mortgage-Backed Securities (cost $261,535,465)		261,154,167
United States Treasury Notes/Bonds – 5.1%
1.2500%, 6/30/19	8,189,000	8,159,251
1.3750%, 7/31/19	320,000	319,450
1.2500%, 8/31/19	15,367,000	15,299,769
1.3750%, 9/30/19	41,479,000	41,405,355
1.5000%, 6/15/20	596,000	594,603
1.3750%, 9/15/20	267,000	265,102
1.7500%, 5/31/22	13,538,000	13,444,926
1.6250%, 8/31/22	3,418,000	3,369,934
1.8750%, 9/30/22	236,000	235,336
2.0000%, 5/31/24	11,493,000	11,393,783
2.2500%, 2/15/27	9,677,000	9,614,251
2.2500%, 8/15/27	2,033,000	2,018,229
2.2500%, 8/15/46	27,246,000	23,940,294
2.8750%, 11/15/46	20,917,000	20,972,561
3.0000%, 2/15/47	1,105,000	1,135,862
3.0000%, 5/15/47	1,464,000	1,505,347
2.7500%, 8/15/47	3,611,000	3,530,035
Total United States Treasury Notes/Bonds (cost $155,469,558)		157,204,088
Common Stocks – 63.4%
Aerospace & Defense – 4.8%
Boeing Co	.325,209	82,671,380
General Dynamics Corp	145,032	29,815,679
Northrop Grumman Corp	130,571	37,567,888
		150,054,947
Air Freight & Logistics – 0.7%
United Parcel Service Inc	178,689	21,458,762
Automobiles – 1.2%
General Motors Co	915,696	36,975,804
Banks – 1.7%
US Bancorp	997,261	53,443,217
Beverages – 0.3%
Dr Pepper Snapple Group Inc	100,026	8,849,300
Biotechnology – 2.3%
AbbVie Inc	129,603	11,516,523
Amgen Inc	321,457	59,935,658
		71,452,181
Capital Markets – 3.8%
Blackstone Group LP	631,807	21,083,400
CME Group Inc	447,079	60,659,679
Morgan Stanley	118,748	5,720,091
TD Ameritrade Holding Corp	644,550	31,454,040
		118,917,210
Chemicals – 1.7%
LyondellBasell Industries NV	541,134	53,599,323
Construction Materials – 0.3%
Vulcan Materials Co	71,655	8,569,938
Consumer Finance – 1.5%
American Express Co	174,525	15,787,531
Synchrony Financial	947,346	29,415,093
		45,202,624
Equity Real Estate Investment Trusts (REITs) – 1.8%
Colony NorthStar Inc	1,215,270	15,263,791

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Crown Castle International Corp	.140,782	$14,075,384
MGM Growth Properties LLC	330,797	9,993,377
Outfront Media Inc	461,002	11,608,030
Starwood Waypoint Homes	103,801	3,775,242
		54,715,824
Food & Staples Retailing – 2.8%
Costco Wholesale Corp	265,123	43,557,058
Kroger Co†	756,458	15,174,547
Sysco Corp	518,002	27,946,208
		86,677,813
Food Products – 0.7%
Hershey Co	192,800	21,047,976
Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	560,251	29,894,993
Medtronic PLC	529,380	41,169,883
		71,064,876
Health Care Providers & Services – 1.0%
Aetna Inc	188,665	29,999,622
Hotels, Restaurants & Leisure – 2.1%
McDonald's Corp	122,985	19,269,290
Norwegian Cruise Line Holdings Ltd*	191,719	10,362,412
Six Flags Entertainment Corp	200,145	12,196,836
Starbucks Corp	431,323	23,166,358
		64,994,896
Household Products – 0.3%
Kimberly-Clark Corp	72,948	8,584,521
Industrial Conglomerates – 1.7%
Honeywell International Inc	379,060	53,727,964
Information Technology Services – 4.2%
Accenture PLC	204,164	27,576,431
Automatic Data Processing Inc	93,655	10,238,365
Mastercard Inc	662,227	93,506,452
		131,321,248
Insurance – 0.4%
Progressive Corp	265,544	12,857,640
Internet & Direct Marketing Retail – 1.5%
Priceline Group Inc*	25,250	46,228,205
Internet Software & Services – 2.3%
Alphabet Inc - Class C*	73,137	70,146,428
Leisure Products – 0.8%
Hasbro Inc	167,505	16,360,213
Mattel Inc	508,580	7,872,818
		24,233,031
Machinery – 0.4%
Deere & Co	90,776	11,400,558
Media – 1.9%
Comcast Corp	1,289,918	49,636,045
Madison Square Garden Co*	44,326	9,490,197
		59,126,242
Oil, Gas & Consumable Fuels – 1.1%
Suncor Energy Inc	522,096	18,289,023
Suncor Energy Inc¤	467,733	16,394,649
		34,683,672
Personal Products – 0.7%
Estee Lauder Cos Inc	196,241	21,162,629
Pharmaceuticals – 2.4%
Allergan PLC	164,071	33,626,351
Bristol-Myers Squibb Co	360,866	23,001,599
Eli Lilly & Co	221,475	18,944,971
		75,572,921
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	639,963	41,108
Real Estate Management & Development – 0.8%
CBRE Group Inc*	649,235	24,593,022
Road & Rail – 1.4%
CSX Corp	823,007	44,656,360
Semiconductor & Semiconductor Equipment – 2.0%
Intel Corp	921,006	35,071,908
Lam Research Corp	151,434	28,021,347
		63,093,255
Software – 5.7%
Activision Blizzard Inc	120,005	7,741,523
Adobe Systems Inc*	358,008	53,407,633

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Microsoft Corp	.1,420,404	$105,805,894
salesforce.com Inc*	95,915	8,960,379
		175,915,429
Specialty Retail – 1.8%
Home Depot Inc	332,580	54,396,785
Technology Hardware, Storage & Peripherals – 1.8%
Apple Inc	353,286	54,448,438
Textiles, Apparel & Luxury Goods – 1.2%
NIKE Inc	716,067	37,128,074
Tobacco – 2.0%
Altria Group Inc	973,435	61,735,248
Total Common Stocks (cost $1,454,119,139)		1,962,077,091
Preferred Stocks – 0.1%
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	102,000	2,595,900
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	11,000	281,270
Total Preferred Stocks (cost $2,868,867)		2,877,170
Investment Companies – 1.9%
Money Markets – 1.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $59,411,239)	59,411,239	59,411,239
U.S. Government Agency Notes – 0.7%
United States Treasury Bill:
0%, 2/22/18◊	$10,635,000	10,588,285
0%, 9/13/18◊	12,290,000	12,139,839
Total U.S. Government Agency Notes (cost $22,727,309)		22,728,124
Total Investments (total cost $2,612,687,380) – 101.1%		3,131,133,926
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(33,926,384)
Net Assets – 100%		$3,097,207,542

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,026,137,634	96.6%
Canada	44,740,089	1.4
United Kingdom	15,388,280	0.5
Belgium	11,045,937	0.4
Netherlands	10,288,095	0.3
Taiwan	6,415,916	0.2
Ireland	5,793,837	0.2
France	4,556,975	0.1
Israel	1,811,735	0.1
Switzerland	1,704,164	0.1
Australia	1,680,750	0.1
Germany	1,570,514	0.0

Total	$3,131,133,926	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 1.9%
Money Markets – 1.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$177,868	$—	$—	$59,411,239

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 1.9%
Money Markets – 1.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	14,816,076	822,012,964	(777,417,801)	59,411,239

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $192,724,086, which represents 6.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $15,345,139.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of September 30, 2017.

¤	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$50,678	$41,108	0.0%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	997,645	994,815	0.0
Station Place Securitization Trust 2017-3, 2.2356%, 7/24/18	8/11/17	3,142,000	3,141,496	0.1
Total		$4,190,323	$4,177,419	0.1%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$92,174,808	$-
Bank Loans and Mezzanine Loans	-	42,836,127	-
Corporate Bonds	-	530,671,112	-
Mortgage-Backed Securities	-	261,154,167	-
United States Treasury Notes/Bonds	-	157,204,088	-
Common Stocks
Real Estate Investment Trusts (REITs)	-	-	41,108
All Other	1,962,035,983	-	-
Preferred Stocks	-	2,877,170	-
Investment Companies	-	59,411,239	-
U.S. Government Agency Notes	-	22,728,124	-
Total Assets	$1,962,035,983	$1,169,056,835	$41,108

Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (formerly named Aspen Balanced Portfolio)(the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement will take effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Enterprise Portfolio (formerly named Janus Aspen Enterprise Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 95.9%
Aerospace & Defense – 2.4%
HEICO Corp	.148,505	$11,316,081
Teledyne Technologies Inc*	96,017	15,283,986
		26,600,067
Air Freight & Logistics – 0.6%
Expeditors International of Washington Inc	118,190	7,074,853
Airlines – 1.4%
Ryanair Holdings PLC (ADR)*	151,353	15,955,633
Banks – 0.5%
SVB Financial Group*	28,845	5,396,611
Biotechnology – 3.3%
ACADIA Pharmaceuticals Inc*	138,642	5,222,644
Alkermes PLC*	98,759	5,020,908
Celgene Corp*	101,694	14,829,019
Neurocrine Biosciences Inc*	128,843	7,895,499
TESARO Inc*	29,109	3,757,972
		36,726,042
Building Products – 1.0%
AO Smith Corp	187,700	11,155,011
Capital Markets – 5.1%
LPL Financial Holdings Inc	319,066	16,454,234
MSCI Inc	118,887	13,897,890
TD Ameritrade Holding Corp	540,679	26,385,135
		56,737,259
Commercial Services & Supplies – 1.9%
Edenred	321,747	8,745,502
Ritchie Bros Auctioneers Inc	377,759	11,944,740
		20,690,242
Communications Equipment – 0.7%
Harris Corp	62,566	8,238,691
Containers & Packaging – 1.5%
Sealed Air Corp	385,812	16,481,889
Diversified Consumer Services – 1.5%
ServiceMaster Global Holdings Inc*	363,409	16,982,103
Electrical Equipment – 3.1%
AMETEK Inc	88,897	5,870,758
Sensata Technologies Holding NV*	581,594	27,957,224
		33,827,982
Electronic Equipment, Instruments & Components – 7.3%
Amphenol Corp	94,358	7,986,461
Belden Inc	126,193	10,162,322
Dolby Laboratories Inc	112,941	6,496,366
Flex Ltd*	938,916	15,557,838
National Instruments Corp	437,154	18,434,784
TE Connectivity Ltd†	269,380	22,374,703
		81,012,474
Equity Real Estate Investment Trusts (REITs) – 3.8%
Crown Castle International Corp	207,128	20,708,657
Lamar Advertising Co	314,915	21,581,125
		42,289,782
Health Care Equipment & Supplies – 8.9%
ABIOMED Inc*	29,467	4,968,136
Boston Scientific Corp*	806,024	23,511,720
Cooper Cos Inc	42,919	10,176,524
DexCom Inc*	98,410	4,814,709
ICU Medical Inc*	36,953	6,867,715
STERIS PLC	207,155	18,312,502
Teleflex Inc	63,436	15,349,609
Varian Medical Systems Inc*	147,089	14,717,725
		98,718,640
Health Care Providers & Services – 0.7%
Henry Schein Inc*	92,326	7,569,809
Health Care Technology – 1.4%
athenahealth Inc*	124,917	15,534,678
Hotels, Restaurants & Leisure – 2.4%
Dunkin' Brands Group Inc	285,274	15,142,344

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Norwegian Cruise Line Holdings Ltd*	.212,539	$11,487,733
		26,630,077
Industrial Conglomerates – 0.6%
Carlisle Cos Inc	61,442	6,162,018
Information Technology Services – 8.6%
Amdocs Ltd	284,522	18,300,455
Broadridge Financial Solutions Inc	154,514	12,487,822
Euronet Worldwide Inc*	45,657	4,327,827
Fidelity National Information Services Inc	149,756	13,985,713
Gartner Inc*	82,390	10,250,140
Global Payments Inc	121,132	11,511,174
Jack Henry & Associates Inc	80,316	8,255,682
WEX Inc*	138,445	15,536,298
		94,655,111
Insurance – 2.7%
Aon PLC	145,017	21,186,984
Intact Financial Corp	101,713	8,402,981
		29,589,965
Internet Software & Services – 2.7%
Cimpress NV*	169,933	16,595,657
CoStar Group Inc*	51,156	13,722,597
		30,318,254
Leisure Products – 0.5%
Polaris Industries Inc#	55,531	5,810,209
Life Sciences Tools & Services – 4.8%
PerkinElmer Inc	286,676	19,772,044
Quintiles IMS Holdings Inc*	192,351	18,286,810
Waters Corp*	85,268	15,307,311
		53,366,165
Machinery – 2.3%
Middleby Corp*	48,237	6,182,536
Rexnord Corp*	561,124	14,258,161
Wabtec Corp/DE	65,260	4,943,445
		25,384,142
Media – 0.9%
Omnicom Group Inc	131,359	9,729,761
Oil, Gas & Consumable Fuels – 0.6%
World Fuel Services Corp	178,144	6,040,863
Professional Services – 2.5%
IHS Markit Ltd*	184,414	8,128,969
Verisk Analytics Inc*,†	234,959	19,546,239
		27,675,208
Road & Rail – 1.7%
Canadian Pacific Railway Ltd	49,264	8,277,830
Old Dominion Freight Line Inc	91,975	10,127,367
		18,405,197
Semiconductor & Semiconductor Equipment – 7.9%
KLA-Tencor Corp	152,971	16,214,926
Lam Research Corp	98,968	18,313,039
Microchip Technology Inc	168,399	15,118,862
ON Semiconductor Corp*	980,693	18,113,400
Xilinx Inc	271,663	19,241,890
		87,002,117
Software – 8.7%
Atlassian Corp PLC*	349,128	12,271,849
Cadence Design Systems Inc*	175,086	6,910,644
Constellation Software Inc/Canada	36,314	19,814,358
Intuit Inc	72,594	10,318,511
Nice Ltd (ADR)	246,748	20,063,080
SS&C Technologies Holdings Inc	477,363	19,166,125
Ultimate Software Group Inc*	37,917	7,189,063
		95,733,630
Specialty Retail – 1.1%
Tractor Supply Co	105,598	6,683,297
Williams-Sonoma Inc	111,577	5,563,229
		12,246,526
Textiles, Apparel & Luxury Goods – 2.7%
Carter's Inc	81,395	8,037,756
Gildan Activewear Inc	503,751	15,757,331
Lululemon Athletica Inc*	96,359	5,998,348
		29,793,435

Shares		Value
Common Stocks – (continued)
Trading Companies & Distributors – 0.1%
Ferguson PLC	.23,800	$1,561,199
Total Common Stocks (cost $644,425,624)		1,061,095,643
Preferred Stocks – 0.1%
Electronic Equipment, Instruments & Components – 0.1%
Belden Inc, 6.7500% (cost $1,200,000)	12,000	1,296,720
Investment Companies – 4.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	4,435,512	4,435,512
Money Markets – 4.0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	44,076,822	44,076,822
Total Investment Companies (cost $48,512,334)		48,512,334
Total Investments (total cost $694,137,958) – 100.4%		1,110,904,697
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(4,902,079)
Net Assets – 100%		$1,106,002,618

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$988,110,194	89.0%
Canada	64,197,240	5.8
Israel	20,063,080	1.8
Ireland	15,955,633	1.4
Australia	12,271,849	1.1
France	8,745,502	0.8
United Kingdom	1,561,199	0.1

Total	$1,110,904,697	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 4.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$60,210∆	$—	$—	$4,435,512
Money Markets – 4.0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	310,356	—	—	44,076,822

Total Affiliated Investments – 4.4%	$370,566	$—	$—	$48,512,334

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 4.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Cash Collateral Fund LLC, 0.9785%ºº	6,464,316	66,620,768	(68,649,572)	4,435,512
Money Markets – 4.0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	30,395,468	123,899,354	(110,218,000)	44,076,822

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	10/12/17	(1,569,000)	$1,856,141	$887
Barclays Capital, Inc.:
Canadian Dollar	10/26/17	(2,852,000)	2,314,338	27,927
Euro	10/26/17	(3,577,000)	4,276,221	43,013

				70,940
Citibank NA:
Canadian Dollar	10/26/17	(4,450,000)	3,606,334	38,828
Euro	10/26/17	(4,812,000)	5,746,827	52,056

				90,884
Credit Suisse International:
Canadian Dollar	10/19/17	(4,345,000)	3,534,922	51,790
HSBC Securities (USA), Inc.:
Canadian Dollar	10/12/17	(440,000)	356,206	3,503
Canadian Dollar	10/12/17	(7,733,000)	6,173,984	(24,764)
Euro	10/12/17	(4,652,000)	5,502,688	1,959

				(19,302)
JPMorgan Chase & Co.:
Euro	10/26/17	(4,748,000)	5,682,312	63,281
Total				$258,480

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$29,453,079

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $22,870,750.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,061,095,643	$-	$-
Preferred Stocks	-	1,296,720	-
Investment Companies	-	48,512,334	-
Total Investments in Securities	$1,061,095,643	$49,809,054	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	283,244	-
Total Assets	$1,061,095,643	$50,092,298	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$24,764	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (formerly named Janus Aspen Enterprise Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $21,923,186 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2017 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the

Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 18, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement will take effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Flexible Bond Portfolio (formerly named Janus Aspen Flexible Bond Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.6%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,259,000	$1,286,507
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	870,000	878,279
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	851,000	869,892
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	3,104,000	3,037,888
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 5.2344%, 12/15/31 (144A)	194,000	187,977
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 6.7344%, 12/15/31 (144A)	542,188	510,499
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	663,000	674,561
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 2.9844%, 7/15/30 (144A)	569,000	568,999
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 3.7344%, 7/15/30 (144A)	359,000	358,999
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	1,734,260	1,747,270
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	1,466,325	1,523,795
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 2.1000%, 3.3340%, 11/15/33 (144A)	402,000	403,255
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 3.5000%, 4.7340%, 11/15/33 (144A)	524,000	526,943
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 4.6500%, 5.8840%, 11/15/33 (144A)	1,158,000	1,166,676
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	516,000	515,948
DB Master Finance LLC, 4.0300%, 11/20/47 (144A)	608,000	607,939
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	2,280,138	2,303,988
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	293,000	291,620
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	1,482,000	1,500,169
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.2372%, 7/25/24	1,191,467	1,254,420
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.9000%, 6.1372%, 11/25/24	1,457,990	1,651,442
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.2372%, 5/25/25	380,670	405,694
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 5.7372%, 2/25/24	2,176,000	2,499,418
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 4.8372%, 4/25/24	1,671,525	1,826,482
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	1,301,263	1,222,146
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	1,328,000	1,320,368
GS Mortgage Securities Corp II, 3.4750%, 9/10/37 (144A)	818,000	836,012
GS Mortgage Securities Corp Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	558,000	559,976
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 7.1844%, 7/15/31 (144A)	638,000	639,000
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.6344%, 8/15/32 (144A)	1,119,000	1,122,484
Houston Galleria Mall Trust 2015-HGLR, 3.0866%, 3/5/37 (144A)	482,000	477,674
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	1,086,000	1,094,449
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8502%, 11/15/43 (144A)‡	598,000	611,616
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 7/15/36 (144A)	329,000	331,463
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 4.5000%, 5.7361%, 7/15/36 (144A)	1,209,000	1,222,581
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	797,000	799,054
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	271,000	275,535
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	415,000	421,091
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	163,450	163,492
LB-UBS Commercial Mortgage Trust 2007-C7, 6.3892%, 9/15/45‡	670,040	679,900
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	775,000	769,253
MAD Mortgage Trust 2017-330M, 3.2944%, 8/15/34 (144A)‡	503,000	508,477
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	1,117,000	1,136,856
MSSG Trust 2017-237P, 3.6900%, 9/13/39 (144A)	196,000	199,530
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	450,000	449,803
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	380,000	377,748
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	271,000	273,423
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	1,293,000	1,296,871

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	$866,000	$877,966
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	892,000	904,593
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	1,477,000	1,513,185
Shops at Crystals Trust 2016-CSTL, 3.1255%, 7/5/36 (144A)	842,000	835,372
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.4844%, 11/15/27 (144A)	1,401,000	1,355,178
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.3844%, 11/15/27 (144A)	632,000	607,454
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2356%, 7/24/18 (144A)§	1,899,000	1,898,696
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	1,657,260	1,689,577
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	883,938	898,303
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	1,416,632	1,438,037
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2736%, 5/15/46‡	622,439	632,168
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 1/15/27 (144A)	408,000	408,179
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.2500%, 3.4767%, 2/15/27 (144A)	566,000	565,608
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 3.2500%, 4.4767%, 2/15/27 (144A)	154,000	153,894
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	2,760,660	2,785,423
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $59,842,286)		59,951,095
Bank Loans and Mezzanine Loans – 4.4%
Banking – 0.1%
Vantiv LLC - Term Loan B, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	286,000	286,000
Vantiv LLC - Term Loan B1, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	80,000	79,940
		365,940
Basic Industry – 0.5%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.3328%, 6/1/24	3,488,258	3,503,885
Capital Goods – 0.4%
Reynolds Group Holdings Inc, ICE LIBOR USD + 3.0000%, 4.2389%, 2/5/23	2,532,243	2,541,359
Communications – 1.3%
Level 3 Financing Inc, ICE LIBOR USD + 2.2500%, 3.4856%, 2/22/24	4,440,000	4,436,537
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	154,628	154,987
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	1,234,780	1,237,644
Nielsen Finance LLC, ICE LIBOR USD + 2.0000%, 3.2350%, 10/4/23	1,848,577	1,850,315
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 1/19/21	141,290	141,267
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.4872%, 1/19/24	1,298,372	1,299,411
		9,120,161
Consumer Cyclical – 1.6%
Aramark Services Inc, ICE LIBOR USD + 2.0000%, 3.2350%, 3/28/24	1,458,183	1,462,441
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 10/25/23	4,206,271	4,222,844
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.2344%, 6/16/23	3,888,235	3,902,816
Landry's Inc, ICE LIBOR USD + 3.2500%, 4.4883%, 10/4/23	1,930,977	1,935,202
		11,523,303
Consumer Non-Cyclical – 0.2%
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.4900%, 5/24/24	396,000	396,768
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.3328%, 3/7/24	771,695	775,275
		1,172,043
Technology – 0.3%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.2350%, 12/29/22	2,260,716	2,265,237
Total Bank Loans and Mezzanine Loans (cost $30,530,446)		30,491,928
Corporate Bonds – 47.5%
Asset-Backed Securities – 0.3%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	1,917,000	1,913,505
Banking – 8.4%
Ally Financial Inc, 3.2500%, 11/5/18	873,000	879,548
Ally Financial Inc, 8.0000%, 12/31/18	461,000	493,132
Bank of America Corp, 2.5030%, 10/21/22	3,457,000	3,423,351
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	821,000	820,037
Bank of America Corp, 4.1830%, 11/25/27	1,718,000	1,779,942
Bank of America Corp, ICE LIBOR USD 3 Month + 1.8140%, 4.2440%, 4/24/38	1,773,000	1,874,537
Bank of New York Mellon Corp, 2.4500%, 8/17/26	273,000	259,760
Bank of New York Mellon Corp, 3.2500%, 5/16/27	2,173,000	2,203,512
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.7461%, 9/1/23	1,944,000	1,993,713
Citigroup Inc, 3.2000%, 10/21/26	1,116,000	1,099,512
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	2,835,000	2,909,175
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	696,000	695,961
Citizens Financial Group Inc, 3.7500%, 7/1/24	539,000	539,209
Citizens Financial Group Inc, 4.3500%, 8/1/25	375,000	388,910
Citizens Financial Group Inc, 4.3000%, 12/3/25	2,019,000	2,112,703
Discover Financial Services, 3.9500%, 11/6/24	1,486,000	1,520,684

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Discover Financial Services, 3.7500%, 3/4/25	$941,000	$944,379
First Republic Bank/CA, 4.6250%, 2/13/47	689,000	710,251
Goldman Sachs Capital I, 6.3450%, 2/15/34	2,289,000	2,853,098
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	2,120,000	2,121,113
Goldman Sachs Group Inc, 3.7500%, 2/25/26	571,000	584,330
Goldman Sachs Group Inc, 3.5000%, 11/16/26	1,430,000	1,433,756
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.5100%, 3.6910%, 6/5/28	764,000	770,373
JPMorgan Chase & Co, 2.2950%, 8/15/21	2,080,000	2,077,908
JPMorgan Chase & Co, 3.3750%, 5/1/23	2,847,000	2,905,367
JPMorgan Chase & Co, 3.8750%, 9/10/24	701,000	729,421
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	2,440,000	2,503,802
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	3,122,000	3,126,190
Santander UK PLC, 5.0000%, 11/7/23 (144A)	2,129,000	2,301,515
SVB Financial Group, 5.3750%, 9/15/20	1,344,000	1,458,995
Synchrony Financial, 4.5000%, 7/23/25	1,896,000	1,976,916
Synchrony Financial, 3.7000%, 8/4/26	1,925,000	1,884,570
UBS AG, USD SWAP SEMI 30/360 5YR + 3.7650%, 4.7500%, 5/22/23	1,157,000	1,172,943
US Bancorp, 2.3750%, 7/22/26	1,954,000	1,856,267
Wells Fargo & Co, 3.0000%, 4/22/26	595,000	584,201
Wells Fargo & Co, 4.1000%, 6/3/26	1,794,000	1,864,014
Wells Fargo & Co, 4.3000%, 7/22/27	1,572,000	1,662,239
		58,515,334
Basic Industry – 1.9%
CF Industries Inc, 6.8750%, 5/1/18	220,000	226,050
CF Industries Inc, 4.5000%, 12/1/26 (144A)	1,801,000	1,883,638
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	1,064,000	1,077,300
Freeport-McMoRan Inc, 3.1000%, 3/15/20	500,000	501,000
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	2,585,000	2,641,895
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	1,058,000	1,092,937
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,375,000	1,458,506
Sherwin-Williams Co, 2.7500%, 6/1/22	513,000	516,356
Sherwin-Williams Co, 3.1250%, 6/1/24	586,000	588,711
Sherwin-Williams Co, 3.4500%, 6/1/27	1,007,000	1,011,261
Sherwin-Williams Co, 4.5000%, 6/1/47	431,000	450,808
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	238,000	239,933
Steel Dynamics Inc, 5.0000%, 12/15/26	168,000	179,340
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	1,293,000	1,483,717
		13,351,452
Brokerage – 2.3%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	849,000	877,835
CBOE Holdings Inc, 3.6500%, 1/12/27	1,761,000	1,802,490
Charles Schwab Corp, 3.0000%, 3/10/25	937,000	936,567
E*TRADE Financial Corp, 2.9500%, 8/24/22	1,671,000	1,674,205
E*TRADE Financial Corp, 3.8000%, 8/24/27	1,278,000	1,292,716
E*TRADE Financial Corp, ICE LIBOR USD 3 Month + 4.4350%, 5.8750%µ	270,000	287,550
Lazard Group LLC, 4.2500%, 11/14/20	1,393,000	1,471,337
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	1,641,000	1,584,799
Raymond James Financial Inc, 5.6250%, 4/1/24	800,000	906,689
Raymond James Financial Inc, 3.6250%, 9/15/26	941,000	942,053
Raymond James Financial Inc, 4.9500%, 7/15/46	1,560,000	1,676,698
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	590,000	671,450
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	937,000	956,011
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	998,000	1,031,614
		16,112,014
Capital Goods – 1.9%
Arconic Inc, 5.1250%, 10/1/24	1,972,000	2,098,405
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	252,000	258,489
Ball Corp, 4.3750%, 12/15/20	897,000	941,850
CNH Industrial Capital LLC, 3.6250%, 4/15/18	979,000	985,412
CRH America Finance Inc, 3.4000%, 5/9/27 (144A)	336,000	337,383
Eagle Materials Inc, 4.5000%, 8/1/26	124,000	129,270
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%µ	1,757,000	1,858,379
Martin Marietta Materials Inc, 4.2500%, 7/2/24	762,000	808,288
Masco Corp, 4.3750%, 4/1/26	155,000	164,610
Owens Corning, 4.2000%, 12/1/24	810,000	852,854
Owens Corning, 3.4000%, 8/15/26	412,000	406,101
Rockwell Collins Inc, 3.2000%, 3/15/24	774,000	787,513
Rockwell Collins Inc, 3.5000%, 3/15/27	1,323,000	1,348,318
Vulcan Materials Co, 7.5000%, 6/15/21	569,000	665,014

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Vulcan Materials Co, 4.5000%, 4/1/25	$1,610,000	$1,717,318
		13,359,204
Communications – 6.2%
American Tower Corp, 3.3000%, 2/15/21	1,418,000	1,452,682
American Tower Corp, 3.4500%, 9/15/21	148,000	153,119
American Tower Corp, 3.5000%, 1/31/23	263,000	271,970
American Tower Corp, 4.4000%, 2/15/26	931,000	984,213
American Tower Corp, 3.3750%, 10/15/26	1,731,000	1,710,336
AT&T Inc, 3.4000%, 8/14/24	1,146,000	1,147,321
AT&T Inc, 3.4000%, 5/15/25	207,000	203,688
AT&T Inc, 4.2500%, 3/1/27	1,322,000	1,358,170
AT&T Inc, 3.9000%, 8/14/27	950,000	951,072
AT&T Inc, 5.2500%, 3/1/37	1,741,000	1,824,979
AT&T Inc, 5.1500%, 2/14/50	2,536,000	2,555,407
AT&T Inc, 5.3000%, 8/14/58	1,767,000	1,780,592
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	1,304,000	1,343,120
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	1,570,000	1,591,587
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	2,261,000	2,416,224
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.7500%, 2/15/28 (144A)	505,000	492,222
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28 (144A)	1,339,000	1,353,995
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.4840%, 10/23/45	221,000	259,719
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.3750%, 5/1/47 (144A)	550,000	569,108
Comcast Corp, 2.3500%, 1/15/27	1,159,000	1,081,302
Comcast Corp, 3.3000%, 2/1/27	785,000	795,517
Comcast Corp, 3.4000%, 7/15/46	192,000	176,850
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	1,214,000	1,205,880
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	1,906,000	1,864,391
Cox Communications Inc, 3.5000%, 8/15/27 (144A)	1,101,000	1,083,084
Cox Communications Inc, 4.6000%, 8/15/47 (144A)	281,000	279,326
Crown Castle International Corp, 5.2500%, 1/15/23	1,171,000	1,295,895
Crown Castle International Corp, 3.2000%, 9/1/24	1,094,000	1,088,352
Crown Castle International Corp, 3.6500%, 9/1/27	1,984,000	1,982,032
Lamar Media Corp, 5.0000%, 5/1/23	733,000	759,571
NBCUniversal Media LLC, 4.4500%, 1/15/43	365,000	391,669
Time Warner Inc, 3.6000%, 7/15/25	1,057,000	1,060,402
UBM PLC, 5.7500%, 11/3/20 (144A)	1,518,000	1,593,275
Verizon Communications Inc, 2.6250%, 8/15/26	3,807,000	3,565,217
Verizon Communications Inc, 4.1250%, 3/16/27	874,000	912,097
Verizon Communications Inc, 4.1250%, 8/15/46	1,299,000	1,180,178
Verizon Communications Inc, 4.8620%, 8/21/46	651,000	662,492
		43,397,054
Consumer Cyclical – 5.0%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	1,831,000	1,879,064
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	1,681,000	1,687,304
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	807,000	808,217
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	2,572,000	2,581,892
Amazon.com Inc, 4.0500%, 8/22/47 (144A)	957,000	967,636
Coach Inc, 3.0000%, 7/15/22	543,000	542,200
Coach Inc, 4.1250%, 7/15/27	543,000	545,639
CVS Health Corp, 2.8000%, 7/20/20	2,099,000	2,135,395
CVS Health Corp, 4.7500%, 12/1/22	713,000	779,577
CVS Health Corp, 5.0000%, 12/1/24	958,000	1,060,362
DR Horton Inc, 3.7500%, 3/1/19	987,000	1,005,448
DR Horton Inc, 4.0000%, 2/15/20	236,000	244,368
Ford Motor Co, 4.3460%, 12/8/26	1,792,000	1,862,182
General Motors Co, 4.8750%, 10/2/23	974,000	1,053,055
General Motors Co, 4.2000%, 10/1/27	1,162,000	1,178,432
General Motors Financial Co Inc, 3.1000%, 1/15/19	152,000	154,132
General Motors Financial Co Inc, 3.9500%, 4/13/24	1,802,000	1,844,914
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	374,000	380,545
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	241,000	245,218
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	883,000	951,433
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,072,000	1,147,040
McDonald's Corp, 3.5000%, 3/1/27	2,716,000	2,790,613

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
McDonald's Corp, 4.8750%, 12/9/45	$926,000	$1,041,384
MDC Holdings Inc, 5.5000%, 1/15/24	1,100,000	1,184,920
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	801,000	867,948
Priceline Group Inc, 3.6000%, 6/1/26	2,605,000	2,647,564
Toll Brothers Finance Corp, 4.0000%, 12/31/18	483,000	490,849
Toll Brothers Finance Corp, 5.8750%, 2/15/22	392,000	432,180
Toll Brothers Finance Corp, 4.3750%, 4/15/23	269,000	281,105
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	1,177,000	1,172,595
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	202,000	210,835
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	497,000	522,471
		34,696,517
Consumer Non-Cyclical – 7.1%
Abbott Laboratories, 3.8750%, 9/15/25	235,000	242,789
Abbott Laboratories, 3.7500%, 11/30/26	437,000	448,225
Allergan Funding SCS, 3.8000%, 3/15/25	2,423,000	2,515,460
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	497,000	504,949
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	2,834,000	2,937,279
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	3,526,000	3,646,325
Becton Dickinson and Co, 2.8940%, 6/6/22	853,000	854,837
Becton Dickinson and Co, 3.3630%, 6/6/24	1,897,000	1,913,943
Becton Dickinson and Co, 3.7000%, 6/6/27	1,346,000	1,356,555
Cardinal Health Inc, 2.6160%, 6/15/22	857,000	856,048
Cardinal Health Inc, 3.0790%, 6/15/24	554,000	557,637
Cardinal Health Inc, 3.4100%, 6/15/27	1,101,000	1,104,289
Constellation Brands Inc, 4.7500%, 12/1/25	204,000	222,646
Constellation Brands Inc, 3.7000%, 12/6/26	1,267,000	1,295,372
Constellation Brands, Inc., 4.2500%, 5/1/23	1,823,000	1,953,404
Danone SA, 2.0770%, 11/2/21 (144A)	2,045,000	2,008,510
Danone SA, 2.5890%, 11/2/23 (144A)	952,000	934,887
Express Scripts Holding Co, 3.5000%, 6/15/24	689,000	698,889
Express Scripts Holding Co, 3.4000%, 3/1/27	776,000	764,681
HCA Inc, 3.7500%, 3/15/19	708,000	723,045
HCA Inc, 5.8750%, 5/1/23	320,000	348,000
HCA Inc, 5.0000%, 3/15/24	1,091,000	1,161,915
HCA Inc, 5.3750%, 2/1/25	814,000	857,753
HCA Inc, 5.2500%, 6/15/26	503,000	541,983
HCA Inc, 4.5000%, 2/15/27	494,000	505,115
HCA Inc, 5.5000%, 6/15/47	519,000	537,814
Life Technologies Corp, 6.0000%, 3/1/20	1,188,000	1,290,526
McCormick & Co Inc/MD, 3.1500%, 8/15/24	775,000	781,143
McCormick & Co Inc/MD, 3.4000%, 8/15/27	779,000	781,420
Molson Coors Brewing Co, 3.0000%, 7/15/26	2,473,000	2,404,117
Molson Coors Brewing Co, 4.2000%, 7/15/46	594,000	591,385
Newell Brands Inc, 5.0000%, 11/15/23	825,000	879,632
Reckitt Benckiser Treasury Services PLC, 2.3750%, 6/24/22 (144A)	1,092,000	1,088,959
Reckitt Benckiser Treasury Services PLC, 2.7500%, 6/26/24 (144A)	1,013,000	1,005,268
Reckitt Benckiser Treasury Services PLC, 3.0000%, 6/26/27 (144A)	1,580,000	1,562,102
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	1,196,000	1,191,515
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	1,211,000	1,193,330
Sysco Corp, 2.5000%, 7/15/21	372,000	374,282
Sysco Corp, 3.3000%, 7/15/26	925,000	932,551
Sysco Corp, 3.2500%, 7/15/27	618,000	615,802
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	1,126,000	1,037,647
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	1,309,000	1,354,815
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	2,005,000	2,014,925
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	1,214,000	1,251,605
		49,843,374
Electric – 1.9%
Dominion Energy Inc, 2.0000%, 8/15/21	214,000	210,404
Dominion Energy Inc, 2.8500%, 8/15/26	301,000	289,632
Duke Energy Corp, 1.8000%, 9/1/21	578,000	566,188
Duke Energy Corp, 2.4000%, 8/15/22	715,000	709,701
Duke Energy Corp, 2.6500%, 9/1/26	1,551,000	1,482,616
Duke Energy Corp, 3.1500%, 8/15/27	1,097,000	1,087,026
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	243,000	248,164
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	448,000	456,400
PPL Capital Funding Inc, 3.1000%, 5/15/26	1,791,000	1,760,720
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	1,320,000	1,428,521
Southern Co, 2.3500%, 7/1/21	1,950,000	1,938,687
Southern Co, 2.9500%, 7/1/23	1,213,000	1,218,763
Southern Co, 3.2500%, 7/1/26	1,627,000	1,607,697
		13,004,519

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – 3.1%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	$513,000	$549,551
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	590,000	598,453
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	569,000	565,486
Cenovus Energy Inc, 5.7000%, 10/15/19	37,000	39,209
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	629,000	671,749
ConocoPhillips Co, 4.9500%, 3/15/26	1,498,000	1,687,961
Enbridge Energy Partners LP, 5.8750%, 10/15/25	886,000	1,010,010
Energy Transfer Equity LP, 5.8750%, 1/15/24	954,000	1,024,358
Energy Transfer LP, 4.1500%, 10/1/20	733,000	765,397
Energy Transfer LP, 4.7500%, 1/15/26	403,000	424,045
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	684,000	736,522
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	790,000	819,942
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	79,000	87,286
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	631,000	673,602
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	209,000	216,838
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	534,000	559,552
NuStar Logistics LP, 5.6250%, 4/28/27	1,087,000	1,146,785
Oceaneering International Inc, 4.6500%, 11/15/24	1,302,000	1,294,466
Phillips 66 Partners LP, 3.6050%, 2/15/25	901,000	898,794
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	402,000	413,844
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	389,000	394,645
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,066,000	1,179,628
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	1,748,000	1,863,658
TC PipeLines LP, 3.9000%, 5/25/27	1,186,000	1,187,441
Williams Cos Inc, 3.7000%, 1/15/23	479,000	476,605
Williams Partners LP, 3.7500%, 6/15/27	1,964,000	1,960,309
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	743,000	777,602
		22,023,738
Finance Companies – 0.4%
Park Aerospace Holdings Ltd, 3.6250%, 3/15/21 (144A)	828,000	830,070
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	560,000	581,770
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	1,513,000	1,588,650
		3,000,490
Financial Institutions – 1.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,059,000	2,158,323
Kennedy-Wilson Inc, 5.8750%, 4/1/24	2,956,000	3,044,680
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	3,538,000	3,542,372
		8,745,375
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	555,000	592,174
Insurance – 0.6%
Aetna Inc, 2.8000%, 6/15/23	755,000	758,794
Centene Corp, 4.7500%, 5/15/22	109,000	113,769
Centene Corp, 6.1250%, 2/15/24	267,000	288,694
Centene Corp, 4.7500%, 1/15/25	320,000	332,000
UnitedHealth Group Inc, 3.7500%, 7/15/25	419,000	444,486
UnitedHealth Group Inc, 3.1000%, 3/15/26	273,000	276,083
UnitedHealth Group Inc, 3.4500%, 1/15/27	272,000	281,408
UnitedHealth Group Inc, 3.3750%, 4/15/27	137,000	140,856
WellCare Health Plans Inc, 5.2500%, 4/1/25	1,280,000	1,347,200
		3,983,290
Real Estate Investment Trusts (REITs) – 1.2%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	413,000	417,035
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	2,096,000	2,236,004
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	945,000	994,668
Digital Realty Trust LP, 3.7000%, 8/15/27	642,000	648,284
Senior Housing Properties Trust, 6.7500%, 4/15/20	428,000	461,250
Senior Housing Properties Trust, 6.7500%, 12/15/21	501,000	559,664
SL Green Realty Corp, 5.0000%, 8/15/18	924,000	942,694
SL Green Realty Corp, 7.7500%, 3/15/20	1,645,000	1,832,234
		8,091,833
Technology – 5.7%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	1,258,000	1,291,961
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	4,644,000	4,780,999
Cadence Design Systems Inc, 4.3750%, 10/15/24	2,740,000	2,841,357
Equifax Inc, 2.3000%, 6/1/21	437,000	426,839
Equifax Inc, 3.3000%, 12/15/22	1,341,000	1,333,845
Fidelity National Information Services Inc, 3.6250%, 10/15/20	477,000	496,614
Fidelity National Information Services Inc, 4.5000%, 10/15/22	565,000	610,260
First Data Corp, 7.0000%, 12/1/23 (144A)	1,654,000	1,766,141
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	1,918,000	1,953,962
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	577,000	603,686
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	429,000	448,841

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	$1,686,000	$1,757,655
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	1,007,000	1,082,525
Seagate HDD Cayman, 4.7500%, 1/1/25	1,655,000	1,610,574
Seagate HDD Cayman, 4.8750%, 6/1/27	134,000	126,300
Total System Services Inc, 3.8000%, 4/1/21	905,000	940,726
Total System Services Inc, 4.8000%, 4/1/26	2,579,000	2,817,383
Trimble Inc, 4.7500%, 12/1/24	3,208,000	3,445,977
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	4,508,000	4,500,226
Verisk Analytics Inc, 4.8750%, 1/15/19	847,000	876,218
Verisk Analytics Inc, 5.8000%, 5/1/21	2,420,000	2,671,630
Verisk Analytics Inc, 4.1250%, 9/12/22	1,055,000	1,113,771
Verisk Analytics Inc, 5.5000%, 6/15/45	1,113,000	1,262,223
VMware Inc, 2.9500%, 8/21/22	894,000	897,002
VMware Inc, 3.9000%, 8/21/27	259,000	261,708
		39,918,423
Transportation – 0.2%
FedEx Corp, 3.9000%, 2/1/35	146,000	147,922
FedEx Corp, 4.4000%, 1/15/47	64,000	66,490
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	1,100,000	1,108,433
		1,322,845
Total Corporate Bonds (cost $325,414,869)		331,871,141
Mortgage-Backed Securities – 23.2%
Fannie Mae Pool:
4.0000%, 9/1/29	615,082	654,016
3.5000%, 5/1/33	424,550	443,018
6.0000%, 10/1/35	409,431	467,010
6.0000%, 12/1/35	334,424	382,384
6.0000%, 2/1/37	170,906	197,899
6.0000%, 10/1/38	358,821	408,098
7.0000%, 2/1/39	123,172	142,806
5.5000%, 12/1/39	633,540	705,536
5.5000%, 3/1/40	523,338	590,372
5.5000%, 4/1/40	993,644	1,104,967
5.0000%, 10/1/40	169,966	188,745
5.5000%, 2/1/41	313,924	354,139
5.0000%, 5/1/41	240,248	262,457
5.5000%, 5/1/41	337,525	375,341
5.5000%, 6/1/41	744,248	836,490
5.5000%, 6/1/41	299,749	333,215
5.5000%, 7/1/41	1,181,901	1,313,846
4.5000%, 8/1/41	558,152	602,111
5.0000%, 10/1/41	252,376	275,830
5.5000%, 12/1/41	588,566	654,937
5.5000%, 2/1/42	3,009,314	3,345,059
4.5000%, 11/1/42	383,149	417,094
3.5000%, 1/1/43	1,118,232	1,157,942
3.5000%, 2/1/43	2,458,474	2,545,737
3.5000%, 2/1/43	437,125	452,641
4.5000%, 2/1/43	2,245,709	2,424,675
3.5000%, 3/1/43	1,362,131	1,410,776
4.5000%, 3/1/43	913,113	993,934
5.5000%, 10/1/43	653,251	735,761
3.5000%, 1/1/44	1,836,344	1,907,896
3.5000%, 1/1/44	716,340	744,252
3.5000%, 4/1/44	843,050	875,534
5.5000%, 5/1/44	649,228	721,706
4.0000%, 7/1/44	2,644,021	2,831,375
5.0000%, 7/1/44	1,048,005	1,168,591
4.0000%, 8/1/44	1,489,467	1,595,388
4.0000%, 8/1/44	549,384	588,451
4.5000%, 10/1/44	798,372	874,083
3.5000%, 2/1/45	2,230,842	2,310,217
4.5000%, 3/1/45	1,353,686	1,482,129
4.0000%, 5/1/45	1,173,348	1,257,322
4.5000%, 5/1/45	1,336,745	1,469,211
4.5000%, 5/1/45	819,940	901,183
4.5000%, 6/1/45	727,883	786,212
4.5000%, 9/1/45	3,282,039	3,593,967
4.0000%, 10/1/45	2,146,222	2,287,978
4.5000%, 10/1/45	2,858,032	3,141,324
4.5000%, 10/1/45	1,528,431	1,669,107
3.5000%, 12/1/45	740,655	769,122
4.0000%, 12/1/45	1,022,361	1,095,593

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 1/1/46	$2,173,238	$2,256,769
3.5000%, 1/1/46	1,876,856	1,949,143
4.0000%, 1/1/46	483,234	516,804
4.0000%, 1/1/46	442,501	473,242
4.5000%, 2/1/46	943,911	1,033,499
4.0000%, 5/1/46	1,611,598	1,722,988
4.0000%, 6/1/46	496,924	531,272
4.5000%, 6/1/46	2,600,470	2,847,125
3.5000%, 7/1/46	1,401,062	1,452,727
3.5000%, 7/1/46	1,383,860	1,435,607
4.0000%, 7/1/46	567,927	605,949
4.5000%, 7/1/46	3,627,892	3,972,223
4.5000%, 7/1/46	878,360	954,638
4.0000%, 8/1/46	89,867	95,757
4.0000%, 8/1/46	88,045	93,928
4.0000%, 8/1/46	76,667	81,691
4.0000%, 8/1/46	58,170	61,983
4.0000%, 10/1/46	378,065	402,520
4.0000%, 11/1/46	429,793	460,416
4.5000%, 11/1/46	1,674,996	1,834,818
4.5000%, 11/1/46	324,218	353,919
3.5000%, 12/1/46	105,138	108,694
3.5000%, 12/1/46	36,563	37,798
3.5000%, 1/1/47	416,605	430,793
3.5000%, 1/1/47	83,191	86,003
3.5000%, 1/1/47	40,577	41,959
4.0000%, 1/1/47	552,254	589,497
4.5000%, 2/1/47	1,329,732	1,445,283
4.0000%, 3/1/47	118,888	126,631
4.0000%, 3/1/47	68,369	72,923
4.0000%, 3/1/47	31,820	33,899
4.0000%, 3/1/47	31,487	33,528
4.0000%, 4/1/47	1,946,518	2,084,342
4.0000%, 4/1/47	156,031	166,313
4.0000%, 4/1/47	124,293	132,416
4.0000%, 4/1/47	123,522	131,750
4.0000%, 4/1/47	116,957	124,683
4.0000%, 4/1/47	110,900	118,208
4.5000%, 4/1/47	1,553,532	1,701,763
4.0000%, 5/1/47	6,799,392	7,244,075
4.0000%, 5/1/47	424,530	447,032
4.0000%, 5/1/47	166,357	177,346
4.0000%, 5/1/47	129,907	138,396
4.0000%, 5/1/47	101,977	108,693
4.0000%, 5/1/47	42,224	45,008
4.5000%, 5/1/47	215,194	235,369
4.5000%, 5/1/47	177,215	193,379
4.5000%, 5/1/47	173,875	189,788
4.5000%, 5/1/47	167,421	181,094
4.5000%, 5/1/47	131,312	143,405
4.5000%, 5/1/47	121,853	133,006
4.5000%, 5/1/47	116,346	126,601
4.5000%, 5/1/47	112,273	122,168
4.5000%, 5/1/47	106,640	116,367
4.5000%, 5/1/47	59,870	65,109
4.5000%, 5/1/47	43,381	47,449
4.5000%, 5/1/47	39,268	42,950
3.5000%, 6/1/47	84,607	87,539
4.0000%, 6/1/47	485,788	517,879
4.0000%, 6/1/47	451,189	475,105
4.0000%, 6/1/47	266,050	282,530
4.0000%, 6/1/47	238,714	254,281
4.0000%, 6/1/47	232,007	247,244
4.0000%, 6/1/47	223,371	240,442
4.0000%, 6/1/47	183,703	195,789
4.0000%, 6/1/47	110,390	119,132
4.0000%, 6/1/47	105,554	112,092
4.0000%, 6/1/47	83,028	88,572
4.0000%, 6/1/47	69,020	73,295
4.0000%, 6/1/47	50,240	52,919
4.0000%, 6/1/47	30,073	32,190
4.5000%, 6/1/47	750,098	811,360
4.5000%, 6/1/47	137,157	148,359
4.5000%, 6/1/47	114,188	123,092

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 6/1/47	$75,359	$82,424
3.5000%, 7/1/47	159,339	165,795
3.5000%, 7/1/47	95,948	99,331
3.5000%, 7/1/47	74,213	77,358
3.5000%, 7/1/47	44,852	46,697
3.5000%, 7/1/47	43,447	45,007
4.0000%, 7/1/47	1,959,835	2,088,390
4.0000%, 7/1/47	468,333	499,271
4.0000%, 7/1/47	360,416	384,114
4.0000%, 7/1/47	336,826	358,857
4.0000%, 7/1/47	187,612	201,951
4.0000%, 7/1/47	184,689	198,305
4.0000%, 7/1/47	147,157	158,420
4.0000%, 7/1/47	99,413	105,969
4.0000%, 7/1/47	98,315	106,101
4.0000%, 7/1/47	89,558	96,402
4.0000%, 7/1/47	57,434	61,948
4.0000%, 7/1/47	50,836	53,828
4.5000%, 7/1/47	521,235	574,075
4.5000%, 7/1/47	479,340	526,606
4.5000%, 7/1/47	465,242	515,844
3.5000%, 8/1/47	608,829	627,861
3.5000%, 8/1/47	375,123	388,120
3.5000%, 8/1/47	342,706	354,792
3.5000%, 8/1/47	82,836	86,244
4.0000%, 8/1/47	994,183	1,046,879
4.0000%, 8/1/47	826,806	870,631
4.0000%, 8/1/47	785,244	842,421
4.0000%, 8/1/47	478,208	513,026
4.0000%, 8/1/47	356,982	380,400
4.0000%, 8/1/47	335,408	357,527
4.0000%, 8/1/47	206,621	220,247
4.0000%, 8/1/47	151,377	163,164
4.5000%, 8/1/47	652,699	706,006
4.5000%, 8/1/47	160,175	176,413
4.5000%, 9/1/47	3,116,115	3,349,506
3.5000%, 5/1/56	582,286	600,955
		117,200,918
Freddie Mac Gold Pool:
3.5000%, 7/1/29	519,638	543,752
3.5000%, 9/1/29	496,701	519,785
8.0000%, 4/1/32	200,830	245,433
5.5000%, 10/1/36	286,686	322,340
5.5000%, 4/1/40	577,482	643,569
6.0000%, 4/1/40	286,564	332,034
5.5000%, 5/1/41	437,700	482,272
5.5000%, 8/1/41	898,776	1,025,332
5.5000%, 8/1/41	840,383	947,894
5.0000%, 3/1/42	735,844	817,247
3.5000%, 2/1/44	943,753	976,413
4.5000%, 5/1/44	704,646	764,043
5.0000%, 7/1/44	264,563	291,776
4.0000%, 8/1/44	238,653	255,344
4.5000%, 6/1/45	1,477,222	1,623,158
4.0000%, 2/1/46	604,039	644,035
4.5000%, 2/1/46	1,399,537	1,537,733
4.5000%, 2/1/46	915,595	1,002,191
4.5000%, 5/1/46	748,243	822,131
4.5000%, 6/1/46	896,387	981,229
3.5000%, 7/1/46	2,766,423	2,877,912
4.5000%, 2/1/47	466,232	513,698
4.0000%, 6/1/47	1,909,182	2,034,649
3.5000%, 9/1/47	2,055,886	2,130,383
3.5000%, 9/1/47	668,212	689,565
		23,023,918
Ginnie Mae I Pool:
4.9000%, 10/15/34	788,717	896,602
5.5000%, 9/15/35	170,071	195,864
5.5000%, 6/15/39	1,030,689	1,169,327
5.5000%, 8/15/39	688,530	798,096
5.5000%, 8/15/39	469,456	544,167
5.0000%, 5/15/40	56,592	62,940
4.5000%, 9/15/40	459,869	498,079
4.5000%, 5/15/41	455,295	489,509

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.5000%, 7/15/41	$471,196	$529,620
4.5000%, 7/15/41	149,896	163,678
4.5000%, 8/15/41	1,227,213	1,345,088
5.0000%, 9/15/41	262,964	293,749
4.5000%, 5/15/44	615,613	673,693
4.0000%, 1/15/45	2,663,219	2,827,643
4.0000%, 4/15/45	654,361	702,399
4.0000%, 7/15/46	2,186,139	2,341,627
4.5000%, 8/15/46	3,011,508	3,295,177
4.5000%, 5/15/47	123,565	132,325
4.5000%, 6/15/47	51,526	55,765
4.5000%, 7/15/47	107,280	114,922
4.5000%, 9/15/47	140,200	153,620
		17,283,890
Ginnie Mae II Pool:
5.0000%, 6/20/41	534,027	576,012
3.5000%, 5/20/42	389,086	406,699
4.0000%, 3/20/43	470,111	502,707
5.0000%, 12/20/44	820,802	920,569
5.0000%, 9/20/45	313,211	352,015
4.0000%, 10/20/45	1,330,206	1,422,259
4.0000%, 8/20/47	233,975	249,552
4.0000%, 8/20/47	56,924	60,714
4.0000%, 8/20/47	44,337	47,288
		4,537,815
Total Mortgage-Backed Securities (cost $162,978,751)		162,046,541
United States Treasury Notes/Bonds – 13.6%
1.2500%, 8/31/19	9,257,000	9,216,501
1.3750%, 9/30/19	18,709,000	18,680,934
1.3750%, 9/15/20	152,000	150,919
1.7500%, 6/30/22	552,000	547,817
1.8750%, 7/31/22	878,000	875,805
1.6250%, 8/31/22	9,231,000	9,101,189
1.8750%, 9/30/22	193,000	192,457
2.1250%, 2/29/24	5,853,000	5,855,058
2.0000%, 11/15/26	9,418,000	9,173,721
2.2500%, 2/15/27	6,333,000	6,291,934
2.2500%, 8/15/27	3,130,000	3,107,259
3.6250%, 2/15/44	5,326,000	6,116,370
2.2500%, 8/15/46	2,243,000	1,970,861
2.8750%, 11/15/46	11,238,000	11,267,851
3.0000%, 2/15/47	2,829,000	2,908,013
3.0000%, 5/15/47	1,026,000	1,054,976
2.7500%, 8/15/47	8,817,000	8,619,306
Total United States Treasury Notes/Bonds (cost $93,775,432)		95,130,971
Preferred Stocks – 0.3%
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	.80,000	2,036,000
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	7,000	178,990
Total Preferred Stocks (cost $2,206,776)		2,214,990
Investment Companies – 2.8%
Money Markets – 2.8%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $19,941,000)	19,941,000	19,941,000
U.S. Government Agency Notes – 1.2%
United States Treasury Bill:
0%, 2/22/18◊	$1,559,000	1,552,152
0%, 9/13/18◊	6,993,000	6,907,559
Total U.S. Government Agency Notes (cost $8,459,274)		8,459,711
Total Investments (total cost $703,148,834) – 101.6%		710,107,377
Liabilities, net of Cash, Receivables and Other Assets – (1.6)%		(11,459,690)
Net Assets – 100%		$698,647,687

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$664,874,763	93.6%
United Kingdom	8,979,640	1.3

Netherlands	7,435,079	1.0
Belgium	7,088,553	1.0
Canada	6,253,233	0.9
Taiwan	4,500,226	0.6
Ireland	3,596,362	0.5
France	2,943,397	0.4
Switzerland	1,172,943	0.2
Germany	1,148,234	0.2
Australia	1,077,300	0.2
Israel	1,037,647	0.1

Total	$710,107,377	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 2.9%
Money Markets – 2.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$63,967	$—	$—	$19,941,000

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 2.9%
Money Markets – 2.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	8,443,000	326,370,280	(314,872,280)	19,941,000

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $120,489,553, which represents 17.2% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2017.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$1,225,622	$1,222,146	0.2%
Station Place Securitization Trust 2017-3, 2.2356%, 7/24/18	8/11/17	1,899,000	1,898,696	0.2
Total		$3,124,622	$3,120,842	0.4%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$59,951,095	$-
Bank Loans and Mezzanine Loans	-	30,491,928	-
Corporate Bonds	-	331,871,141	-
Mortgage-Backed Securities	-	162,046,541	-
United States Treasury Notes/Bonds	-	95,130,971	-
Preferred Stocks	-	2,214,990	-
Investment Companies	-	19,941,000	-
U.S. Government Agency Notes	-	8,459,711	-
Total Assets	$-	$710,107,377	$-

Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (formerly named Janus Aspen Flexible Bond Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 18, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement will take effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2017 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Forty Portfolio (formerly named Janus Aspen Forty Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 97.6%
Aerospace & Defense – 1.6%
General Dynamics Corp	.59,190	$12,168,280
Auto Components – 2.3%
Delphi Automotive PLC	182,068	17,915,491
Automobiles – 0.5%
Tesla Inc*	10,251	3,496,616
Banks – 1.8%
Citigroup Inc	195,883	14,248,529
Biotechnology – 6.7%
Celgene Corp*	201,991	29,454,328
Regeneron Pharmaceuticals Inc*	49,844	22,286,249
		51,740,577
Capital Markets – 8.4%
Charles Schwab Corp	361,578	15,815,422
Goldman Sachs Group Inc	70,019	16,607,807
Intercontinental Exchange Inc	310,057	21,300,916
S&P Global Inc	67,977	10,625,485
		64,349,630
Chemicals – 3.0%
Albemarle Corp	49,926	6,805,413
Sherwin-Williams Co	45,567	16,314,809
		23,120,222
Construction Materials – 1.7%
Vulcan Materials Co	109,156	13,055,058
Equity Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp	112,448	15,369,393
Health Care Equipment & Supplies – 5.5%
Boston Scientific Corp*	695,753	20,295,115
DexCom Inc*	97,161	4,753,602
Intuitive Surgical Inc*	16,622	17,384,617
		42,433,334
Health Care Providers & Services – 1.7%
Humana Inc	54,017	13,160,162
Hotels, Restaurants & Leisure – 1.3%
Starbucks Corp	186,126	9,996,827
Information Technology Services – 7.6%
Mastercard Inc	274,704	38,788,205
PayPal Holdings Inc*	312,997	20,041,198
		58,829,403
Internet & Direct Marketing Retail – 7.8%
Amazon.com Inc*	24,791	23,832,828
Ctrip.com International Ltd (ADR)*	211,818	11,171,281
Netflix Inc*	57,265	10,385,008
Priceline Group Inc*	8,123	14,871,751
		60,260,868
Internet Software & Services – 11.8%
Alibaba Group Holding Ltd (ADR)*	59,790	10,326,331
Alphabet Inc - Class C*	43,499	41,720,326
CoStar Group Inc*	47,766	12,813,229
Facebook Inc	150,796	25,766,513
		90,626,399
Media – 0.9%
Live Nation Entertainment Inc*	151,779	6,609,975
Pharmaceuticals – 4.4%
Allergan PLC	65,516	13,427,504
Zoetis Inc	326,524	20,819,170
		34,246,674
Road & Rail – 2.8%
CSX Corp	393,036	21,326,133
Semiconductor & Semiconductor Equipment – 4.6%
ASML Holding NV	108,844	18,634,093
Texas Instruments Inc	187,660	16,821,842
		35,455,935
Software – 16.1%
Activision Blizzard Inc	411,123	26,521,545
Adobe Systems Inc*	134,255	20,028,161
Microsoft Corp	433,196	32,268,770
salesforce.com Inc*	375,333	35,063,609

Shares		Value
Common Stocks – (continued)
Software – (continued)
Workday Inc*	.91,898	$9,685,130
		123,567,215
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	168,104	25,908,188
Textiles, Apparel & Luxury Goods – 1.7%
NIKE Inc	252,646	13,099,695
Total Common Stocks (cost $523,740,412)		750,984,604
Investment Companies – 2.5%
Money Markets – 2.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $19,447,687)	19,447,687	19,447,687
Total Investments (total cost $543,188,099) – 100.1%		770,432,291
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(585,477)
Net Assets – 100%		$769,846,814

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$730,300,586	94.8%
China	21,497,612	2.8
Netherlands	18,634,093	2.4

Total	$770,432,291	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 2.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$202∆	$—	$—	$—
Money Markets – 2.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	168,239	—	—	19,447,687

Total Affiliated Investments – 2.5%	$168,441	$—	$—	$19,447,687

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 2.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	—	16,693,600	(16,693,600)	—
Money Markets – 2.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	8,949,000	225,808,687	(215,310,000)	19,447,687

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$750,984,604	$-	$-
Investment Companies	-	19,447,687	-
Total Assets	$750,984,604	$19,447,687	$-

Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (formerly named Janus Aspen Forty Portfolio)  (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of September 30, 2017.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 18, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement which took effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Global Allocation Portfolio - Moderate

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Investment Companies£ – 100.5%
Alternative Funds – 8.9%
Janus Henderson Diversified Alternatives Fund - Class N Shares	.59,185	$611,971
Equity Funds – 65.6%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	32,358	355,285
Janus Henderson Asia Equity Fund - Class I Shares	10,599	122,528
Janus Henderson Contrarian - Class N Shares	12,054	240,602
Janus Henderson Emerging Markets Fund - Class N Shares	42,742	445,372
Janus Henderson Forty Fund - Class N Shares	3,944	134,404
Janus Henderson Global Real Estate Fund - Class I Shares	19,994	226,535
Janus Henderson Global Select - Class N Shares	23,340	375,540
Janus Henderson International Managed Volatility Fund - Class N Shares	23,661	211,999
Janus Henderson International Value Fund - Class N Shares	46,938	541,664
Janus Henderson Large Cap Value Fund - Class N Shares	16,327	275,107
Janus Henderson Overseas Fund - Class N Shares	26,409	842,191
Janus Henderson Small Cap Value Fund - Class N Shares	11,002	262,074
Janus Henderson Triton Fund - Class N Shares	8,440	243,067
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	13,801	151,122
Janus Henderson VIT Global Research Portfolio - Institutional Shares	1,875	91,583
		4,519,073
Fixed Income Funds – 26.0%
Janus Henderson Global Bond Fund - Class N Shares	153,325	1,473,455
Janus Henderson Short-Term Bond Fund - Class N Shares	105,977	320,051
		1,793,506
Total Investments (total cost $6,346,826) – 100.5%		6,924,550
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(31,861)
Net Assets – 100%		$6,892,689

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 100.5%
Alternative Funds – 8.9%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$—	$3,612	$12,783	$611,971
Equity Funds – 65.6%
Janus Contrarian Fund - Class I Shares	—	664	(6,401)	—
Janus Fund- Class N Shares	—	8,432	4,015	—
Janus Global Select Fund - Class I Shares	—	8,006	(8,659)	—
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	—	3,670	38,300	355,285
Janus Henderson Asia Equity Fund - Class I Shares	—	2,398	16,599	122,528
Janus Henderson Contrarian - Class N Shares	—	(49)	8,251	240,602
Janus Henderson Emerging Markets - Class I Shares	12,869	2,840	2,047	—
Janus Henderson Emerging Markets Fund - Class N Shares	—	(13,157)	48,893	445,372
Janus Henderson Forty Fund - Class N Shares	5,758	(9,610)	32,056	134,404
Janus Henderson Global Real Estate Fund - Class I Shares	2,920	(43)	22,872	226,535
Janus Henderson Global Select - Class N Shares	—	1,878	51,914	375,540
Janus Henderson International Managed Volatility Fund - Class N Shares	—	(24,436)	94,270	211,999
Janus Henderson International Value Fund - Class N Shares	—	1,686	52,468	541,664
Janus Henderson Large Cap Value Fund - Class N Shares	—	12,450	33,473	275,107
Janus Henderson Overseas Fund - Class N Shares	—	(31,725)	163,444	842,191

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Small Cap Value Fund - Class N Shares	—	(1,197)	17,881	262,074
Janus Henderson Triton Fund - Class N Shares	—	4,766	35,960	243,067
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,031	136,858	(86,809)	151,122
Janus Henderson VIT Global Research Portfolio - Institutional Shares	495	4,367	12,215	91,583
Janus International Equity Fund - Class N Shares	—	(45,026)	90,411	—
Janus Twenty Fund- Class D Shares	—	(1,180)	9,530	—
Total Equity Funds	$23,073	$61,592	$632,730	$4,519,073
Fixed Income Funds – 26.0%
Janus Henderson Global Bond Fund - Class N Shares	29,771	(29,668)	131,351	1,473,455
Janus Henderson Short-Term Bond Fund - Class N Shares	4,007	(1,191)	1,272	320,051
Total Fixed Income Funds	$33,778	$(30,859)	$132,623	$1,793,506

Total Affiliated Investments – 100.5%	$56,851	$34,345	$778,136	$6,924,550

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 100.5%
Alternative Funds – 8.9%
Janus Henderson Diversified Alternatives Fund - Class N Shares	61,733	14,781	(17,329)	59,185
Equity Funds – 65.6%
Janus Contrarian Fund - Class I Shares	4,423	9,876	(14,299)	—
Janus Fund- Class N Shares	3,853	65	(3,918)	—
Janus Global Select Fund - Class I Shares	5,054	22,152	(27,206)	—
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	39,604	3,012	(10,258)	32,358
Janus Henderson Asia Equity Fund - Class I Shares	2,425	10,116	(1,942)	10,599
Janus Henderson Contrarian - Class N Shares	—	12,312	(258)	12,054
Janus Henderson Emerging Markets - Class I Shares	20,660	75,776	(96,436)	—
Janus Henderson Emerging Markets Fund - Class N Shares	—	45,260	(2,518)	42,742
Janus Henderson Forty Fund - Class N Shares	4,616	548	(1,220)	3,944
Janus Henderson Global Real Estate Fund - Class I Shares	21,082	4,772	(5,860)	19,994
Janus Henderson Global Select - Class N Shares	—	23,839	(499)	23,340
Janus Henderson International Managed Volatility Fund - Class N Shares	70,904	2,911	(50,154)	23,661
Janus Henderson International Value Fund - Class N Shares	—	54,099	(7,161)	46,938
Janus Henderson Large Cap Value Fund - Class N Shares	47,853	1,991	(33,517)	16,327
Janus Henderson Overseas Fund - Class N Shares	8,048	23,472	(5,111)	26,409
Janus Henderson Small Cap Value Fund - Class N Shares	8,933	4,948	(2,879)	11,002

Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Triton Fund - Class N Shares	8,581	2,299	(2,440)	8,440
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	69,928	2,276	(58,403)	13,801
Janus Henderson VIT Global Research Portfolio - Institutional Shares	2,282	184	(591)	1,875
Janus International Equity Fund - Class N Shares	73,511	1,242	(74,753)	—
Janus Twenty Fund- Class D Shares	1,980	33	(2,013)	—
Fixed Income Funds – 26.0%
Janus Henderson Global Bond Fund - Class N Shares	197,842	17,505	(62,022)	153,325
Janus Henderson Short-Term Bond Fund - Class N Shares	108,287	28,323	(30,633)	105,977

Notes to Schedule of Investments (unaudited)

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$611,971	$-	$-
Equity Funds	4,519,073	-	-
Fixed Income Funds	1,793,506	-	-
Total Assets	$6,924,550	$-	$-

Organization and Significant Accounting Policies

Janus Henderson VIT Global Allocation Portfolio - Moderate (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks total return through growth of capital and income. The Portfolio is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Portfolio invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Portfolio's asset class allocations generally will vary over short-term periods. The Portfolio's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Portfolio’s shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement will take effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Global Research Portfolio (formerly named Janus Aspen Global Research Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 2.9%
General Dynamics Corp	.41,519	$8,535,476
Safran SA	125,955	12,866,859
		21,402,335
Airlines – 1.9%
Ryanair Holdings PLC (ADR)*	66,807	7,042,794
United Continental Holdings Inc*	105,896	6,446,948
		13,489,742
Automobiles – 0.8%
Isuzu Motors Ltd	437,100	5,792,517
Banks – 9.1%
BNP Paribas SA	125,206	10,098,809
China Construction Bank Corp	6,469,000	5,366,472
HDFC Bank Ltd	286,285	7,924,150
ING Groep NV	410,371	7,565,605
JPMorgan Chase & Co	112,745	10,768,275
Mitsubishi UFJ Financial Group Inc	1,148,000	7,455,725
UniCredit SpA*	408,087	8,690,603
Wells Fargo & Co	157,559	8,689,379
		66,559,018
Beverages – 2.8%
Coca-Cola Co	285,568	12,853,416
Pernod Ricard SA	52,274	7,231,019
		20,084,435
Biotechnology – 3.3%
Biogen Inc*	23,297	7,294,757
Celgene Corp*	57,641	8,405,211
Shire PLC	159,494	8,094,580
		23,794,548
Building Products – 1.3%
Assa Abloy AB	181,868	4,154,685
Geberit AG	10,484	4,960,975
		9,115,660
Capital Markets – 3.9%
Blackstone Group LP	161,525	5,390,089
Intercontinental Exchange Inc	97,870	6,723,669
London Stock Exchange Group PLC	98,485	5,053,693
TD Ameritrade Holding Corp	145,718	7,111,038
UBS Group AG*	233,520	3,992,104
		28,270,593
Chemicals – 1.2%
Air Products & Chemicals Inc	55,499	8,392,559
Communications Equipment – 0.3%
CommScope Holding Co Inc*	63,456	2,107,374
Construction Materials – 0.8%
Vulcan Materials Co	49,089	5,871,044
Consumer Finance – 1.0%
Synchrony Financial	234,748	7,288,925
Containers & Packaging – 0.7%
Sealed Air Corp	123,080	5,257,978
Electric Utilities – 0.7%
Brookfield Infrastructure Partners LP	121,810	5,254,883
Electrical Equipment – 1.8%
AMETEK Inc	99,759	6,588,084
Sensata Technologies Holding NV*	138,896	6,676,731
		13,264,815
Electronic Equipment, Instruments & Components – 2.5%
Amphenol Corp	57,968	4,906,412
Flex Ltd*	336,584	5,577,197
Keyence Corp	14,000	7,434,895
		17,918,504
Energy Equipment & Services – 0.7%
Halliburton Co	111,634	5,138,513
Equity Real Estate Investment Trusts (REITs) – 1.8%
American Tower Corp	51,736	7,071,276
Starwood Waypoint Homes	164,496	5,982,719
		13,053,995

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – 0.6%
Costco Wholesale Corp	.25,482	$4,186,438
Food Products – 0.9%
Hershey Co	62,470	6,819,850
Health Care Equipment & Supplies – 1.0%
Boston Scientific Corp*	239,583	6,988,636
Health Care Providers & Services – 1.8%
Aetna Inc	53,054	8,436,117
Universal Health Services Inc	40,262	4,466,666
		12,902,783
Hotels, Restaurants & Leisure – 2.6%
McDonald's Corp	42,568	6,669,554
Merlin Entertainments PLC	544,654	3,250,936
Norwegian Cruise Line Holdings Ltd*	66,427	3,590,379
Starbucks Corp	96,762	5,197,087
		18,707,956
Household Durables – 1.3%
Sony Corp	103,200	3,839,616
Techtronic Industries Co Ltd	1,089,000	5,813,539
		9,653,155
Independent Power and Renewable Electricity Producers – 1.1%
NRG Energy Inc	300,574	7,691,689
Industrial Conglomerates – 1.8%
Seibu Holdings Inc	196,100	3,349,962
Siemens AG	69,071	9,730,034
		13,079,996
Information Technology Services – 3.6%
Amdocs Ltd	103,144	6,634,222
Mastercard Inc	72,724	10,268,629
Visa Inc	90,847	9,560,738
		26,463,589
Insurance – 3.1%
AIA Group Ltd	1,381,200	10,184,876
Progressive Corp	155,312	7,520,207
Prudential PLC	211,553	5,063,633
		22,768,716
Internet & Direct Marketing Retail – 2.4%
Amazon.com Inc*	8,985	8,637,730
Ctrip.com International Ltd (ADR)*	70,020	3,692,855
Priceline Group Inc*	2,921	5,347,825
		17,678,410
Internet Software & Services – 3.9%
Alibaba Group Holding Ltd (ADR)*	47,414	8,188,872
Alphabet Inc - Class C*	21,424	20,547,973
		28,736,845
Leisure Products – 0.6%
Polaris Industries Inc	45,166	4,725,719
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	35,120	6,644,704
Machinery – 1.6%
Illinois Tool Works Inc	52,717	7,800,007
IMI PLC	228,576	3,806,640
		11,606,647
Media – 1.3%
Liberty Global PLC*	92,090	3,011,343
Walt Disney Co	69,050	6,806,258
		9,817,601
Metals & Mining – 0.9%
Rio Tinto PLC	133,317	6,203,408
Multi-Utilities – 0.8%
National Grid PLC	444,439	5,505,618
Oil, Gas & Consumable Fuels – 6.1%
Anadarko Petroleum Corp	110,878	5,416,390
Antero Resources Corp*	214,827	4,275,057
Canadian Natural Resources Ltd	183,786	6,156,153
Enterprise Products Partners LP	349,738	9,117,670
Suncor Energy Inc	247,795	8,685,536
TOTAL SA	199,224	10,699,664
		44,350,470
Personal Products – 2.9%
Estee Lauder Cos Inc	91,317	9,847,625
Unilever NV	188,362	11,139,174
		20,986,799

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – 5.9%
Allergan PLC	.27,868	$5,711,547
AstraZeneca PLC	125,122	8,306,486
Eli Lilly & Co	117,764	10,073,533
Jazz Pharmaceuticals PLC*	33,215	4,857,694
Merck & Co Inc	81,932	5,246,106
Sanofi	87,774	8,714,435
		42,909,801
Professional Services – 0.7%
Verisk Analytics Inc*	58,167	4,838,913
Road & Rail – 1.3%
CSX Corp	174,750	9,481,935
Semiconductor & Semiconductor Equipment – 3.9%
ASML Holding NV	49,804	8,478,516
Broadcom Ltd	26,827	6,506,621
Intel Corp	151,914	5,784,885
Taiwan Semiconductor Manufacturing Co Ltd	1,111,000	7,933,097
		28,703,119
Software – 5.0%
Activision Blizzard Inc	107,526	6,936,502
Adobe Systems Inc*	50,020	7,461,984
Constellation Software Inc/Canada	5,984	3,265,108
salesforce.com Inc*	80,687	7,537,780
SS&C Technologies Holdings Inc	137,575	5,523,636
Ultimate Software Group Inc*	31,162	5,908,315
		36,633,325
Specialty Retail – 0.8%
Lowe's Cos Inc	74,687	5,970,479
Technology Hardware, Storage & Peripherals – 1.0%
Samsung Electronics Co Ltd	3,360	7,523,395
Textiles, Apparel & Luxury Goods – 1.2%
Cie Financiere Richemont SA	44,315	4,051,108
NIKE Inc	89,891	4,660,848
		8,711,956
Tobacco – 1.5%
British American Tobacco PLC	170,484	10,671,525
Trading Companies & Distributors – 0.2%
Ferguson PLC	22,348	1,465,953
Wireless Telecommunication Services – 0.7%
T-Mobile US Inc*	82,309	5,075,173
Total Common Stocks (cost $561,606,895)		719,562,041
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $3,320,000)	3,320,000	3,320,000
Total Investments (total cost $564,926,895) – 99.4%		722,882,041
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		4,319,945
Net Assets – 100%		$727,201,986

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$438,181,534	60.6%
United Kingdom	57,422,472	7.9
France	49,610,786	6.9
Japan	27,872,715	3.9
Netherlands	27,183,295	3.8
Canada	23,361,680	3.2
China	17,248,199	2.4
Hong Kong	15,998,415	2.2
Switzerland	13,004,187	1.8
Germany	9,730,034	1.3
Italy	8,690,603	1.2
Taiwan	7,933,097	1.1
India	7,924,150	1.1
South Korea	7,523,395	1.0
Ireland	7,042,794	1.0
Sweden	4,154,685	0.6

Total	$722,882,041	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$11,360∆	$—	$—	$—
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	15,008	—	—	3,320,000

Total Affiliated Investments – 0.5%	$26,368	$—	$—	$3,320,000

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	—	32,868,228	(32,868,228)	—
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	1,837,116	71,308,154	(69,825,270)	3,320,000

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$719,562,041	$-	$-
Investment Companies	-	3,320,000	-
Total Assets	$719,562,041	$3,320,000	$-

Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (formerly named Janus Aspen Global Research Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $160,775,822 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of September 30, 2017.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 18, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Global Technology Portfolio (formerly named Janus Aspen Global Technology Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 99.5%
Air Freight & Logistics – 0.4%
BEST Inc (ADR)*,#	.113,570	$1,359,433
Automobiles – 0.6%
BYD Co Ltd#	230,000	2,133,256
Communications Equipment – 1.2%
CommScope Holding Co Inc*	97,041	3,222,732
Harris Corp	8,823	1,161,813
		4,384,545
Electronic Equipment, Instruments & Components – 7.0%
Amphenol Corp	144,264	12,210,505
Flex Ltd*	283,860	4,703,560
National Instruments Corp	95,023	4,007,120
TE Connectivity Ltd	57,453	4,772,046
		25,693,231
Equity Real Estate Investment Trusts (REITs) – 2.8%
American Tower Corp	50,201	6,861,473
Equinix Inc	7,784	3,473,999
		10,335,472
Household Durables – 1.0%
Sony Corp	92,900	3,456,399
Information Technology Services – 4.7%
Amdocs Ltd	44,756	2,878,706
Black Knight Financial Services Inc*	30,213	1,300,670
Fidelity National Information Services Inc	26,767	2,499,770
Gartner Inc*	54,579	6,790,173
InterXion Holding NV*	42,211	2,149,806
Worldpay Group PLC	273,882	1,493,475
		17,112,600
Insurance – 0%
ZhongAn Online P&C Insurance Co Ltd (144A)*	19,300	156,771
Internet & Direct Marketing Retail – 6.5%
Amazon.com Inc*	8,911	8,566,590
Ctrip.com International Ltd (ADR)*	74,474	3,927,759
MakeMyTrip Ltd*	44,114	1,268,278
MakeMyTrip Ltd (PIPE) (144A)*,§	10,920	313,950
Netflix Inc*	21,035	3,814,697
Netshoes Cayman Ltd*	45,613	599,811
Priceline Group Inc*	2,874	5,261,777
		23,752,862
Internet Software & Services – 23.6%
Alibaba Group Holding Ltd (ADR)*	80,837	13,961,358
Alphabet Inc - Class C*	23,815	22,841,205
Baozun Inc (ADR)*,#	47,238	1,547,517
Care.com Inc*	55,374	879,893
ChannelAdvisor Corp*	83,822	963,953
CoStar Group Inc*	16,874	4,526,450
Coupa Software Inc*	56,015	1,744,867
Envestnet Inc*	40,270	2,053,770
Etsy Inc*	147,986	2,498,004
Facebook Inc	61,082	10,437,081
Instructure Inc*	37,105	1,230,031
MercadoLibre Inc	13,791	3,570,904
MuleSoft Inc*,#	25,879	521,203
Okta Inc*,#	32,189	908,052
Okta Inc (PP)*,§	77,511	2,077,256
Tencent Holdings Ltd	322,200	13,867,556
Yext Inc*,#	48,497	644,040
Zillow Group Inc*	49,776	2,001,493
		86,274,633
Media – 1.3%
Roku Inc*	40,299	1,069,535
Walt Disney Co	37,465	3,692,925
		4,762,460
Real Estate Management & Development – 0.3%
Redfin Corp*,#	42,312	1,061,608
Semiconductor & Semiconductor Equipment – 17.0%
ASML Holding NV	34,662	5,900,778

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Broadcom Ltd	.27,732	$6,726,119
Intel Corp	227,820	8,675,386
Lam Research Corp	25,608	4,738,504
Microchip Technology Inc	115,672	10,385,032
ON Semiconductor Corp*	186,022	3,435,826
Taiwan Semiconductor Manufacturing Co Ltd	1,380,000	9,853,892
Texas Instruments Inc	64,882	5,816,022
Xilinx Inc	90,666	6,421,873
		61,953,432
Software – 27.4%
Activision Blizzard Inc	131,742	8,498,676
Adobe Systems Inc*,†	62,958	9,392,074
Atlassian Corp PLC*	59,940	2,106,891
Blackbaud Inc	21,380	1,877,164
Cadence Design Systems Inc*	181,469	7,162,581
Constellation Software Inc/Canada	5,594	3,052,308
Electronic Arts Inc*	18,010	2,126,261
Globant SA*	33,541	1,343,988
Guidewire Software Inc*,†	21,794	1,696,881
Lyft Inc*,¢,§	40,902	1,314,999
Microsoft Corp	295,729	22,028,853
Nexon Co Ltd*	60,000	1,565,727
Nice Ltd (ADR)	25,838	2,100,888
salesforce.com Inc*	152,526	14,248,979
SS&C Technologies Holdings Inc	69,362	2,784,884
Tyler Technologies Inc*	35,372	6,166,047
Ultimate Software Group Inc*	24,400	4,626,240
Zendesk Inc*	273,535	7,962,604
		100,056,045
Technology Hardware, Storage & Peripherals – 5.7%
Apple Inc†	66,615	10,266,704
Samsung Electronics Co Ltd	4,678	10,474,537
		20,741,241
Total Common Stocks (cost $241,825,302)		363,233,988
Investment Companies – 2.3%
Investments Purchased with Cash Collateral from Securities Lending – 1.6%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	5,725,043	5,725,043
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	2,590,218	2,590,218
Total Investment Companies (cost $8,315,261)		8,315,261
Total Investments (total cost $250,140,563) – 101.8%		371,549,249
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(6,544,322)
Net Assets – 100%		$365,004,927

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$285,343,967	76.8%
China	36,953,650	9.9
South Korea	10,474,537	2.8
Taiwan	9,853,892	2.7
Netherlands	8,050,584	2.2
Japan	5,022,126	1.3
Brazil	4,170,715	1.1
Canada	3,052,308	0.8
Australia	2,106,891	0.6
Israel	2,100,888	0.6
India	1,582,228	0.4
United Kingdom	1,493,475	0.4
Argentina	1,343,988	0.4

Total	$371,549,249	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (0.3)%
Common Stocks Sold Short – (0.3)%
Household Durables – (0.1)%
Nikon Corp	.15,600	$(291,266)
Software – (0.2)%
Talend SA (ADR)*	17,833	(730,083)
Total Securities Sold Short (proceeds $824,572)		$(1,021,349)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of Securities Sold Short

Country	Value
France	$(730,083)	71.5%
Japan	(291,266)	28.5

Total	$(1,021,349)	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 2.3%
Investments Purchased with Cash Collateral from Securities Lending – 1.6%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$42,120∆	$—	$—	$5,725,043
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	25,669	—	—	2,590,218

Total Affiliated Investments – 2.3%	$67,789	$—	$—	$8,315,261

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 2.3%
Investments Purchased with Cash Collateral from Securities Lending – 1.6%
Janus Cash Collateral Fund LLC, 0.9785%ºº	5,507,440	37,587,017	(37,369,414)	5,725,043
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	1,693,579	58,251,685	(57,355,046)	2,590,218

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	10/12/17	(109,682,000)	$1,006,309	$30,941
Barclays Capital, Inc.:
Japanese Yen	10/26/17	(31,000,000)	276,445	551
Citibank NA:
British Pound	10/26/17	(284,600)	386,088	4,476
Japanese Yen	10/26/17	(75,896,000)	676,302	841

				5,317
HSBC Securities (USA), Inc.:
Japanese Yen	10/12/17	(12,410,000)	113,891	3,533
JPMorgan Chase & Co.:
Japanese Yen	10/26/17	(31,600,000)	281,740	506
Japanese Yen	10/26/17	(4,000,000)	35,534	(66)

				440
Total				$40,782

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$ 4,109,239
Purchased options contracts, call	261,716
Written options contracts, put	21,730

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement
PIPE	Private Investment in a Public Entity

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $470,721, which represents 0.1% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $12,565,480.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lyft Inc	12/17/15 - 4/4/17	$1,233,189	$1,314,999	0.3%
MakeMyTrip Ltd (PIPE)	5/2/17	393,120	313,950	0.1
Okta Inc (PP)	5/23/14	612,947	2,077,256	0.6
Total		$2,239,256	$3,706,205	1.0%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Internet & Direct Marketing Retail	$23,438,912	$313,950	$-
Internet Software & Services	84,197,377	2,077,256	-
Software	98,741,046	-	1,314,999
All Other	153,150,448	-	-
Investment Companies	-	8,315,261	-
Total Investments in Securities	$359,527,783	$10,706,467	$1,314,999
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	40,848	-
Total Assets	$359,527,783	$10,747,315	$1,314,999
Liabilities
Investments In Securities Sold Short:
Common Stocks	$1,021,349	$-	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	66	-
Total Liabilities	$1,021,349	$66	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology Portfolio (formerly named Janus Aspen Global Technology Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio did not hold a significant amount of Level 3 securities as of September 30, 2017.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $31,344,699 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Financial assets of $952,610 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2017 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

There were no purchased options held at September 30, 2017.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

There were no written options held at September 30, 2017.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Short Sales

The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles.

The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Global Unconstrained Bond Portfolio (formerly named Janus Aspen Global Unconstrained Bond Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.3%
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	$2,088	$2,065
Banc of America Funding 2006-7 Trust,
ICE LIBOR USD 1 Month + 0.6000%, 6.0000%, 9/25/36	2,909	2,704
Credit Suisse First Boston Mortgage Securities Corp, 5.5000%, 12/25/34	79,633	78,671
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0000%, 4.7628%, 3/25/39¤	119,544	10,758
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.8128%, 5/25/39¤	155,179	13,144
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.3128%, 5/25/39¤	252,117	24,372
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.9128%, 3/25/40¤	90,990	11,021
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.3128%, 7/25/42¤	53,622	9,937
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.9128%, 11/25/42¤	88,524	18,228
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.9128%, 7/25/43¤	111,288	17,135
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.6000%, 4.3628%, 5/25/45¤	146,275	23,174
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.8156%, 4/15/39¤	94,243	8,898
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.3156%, 3/15/41¤	5,232	638
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.3156%, 5/15/42¤	30,381	5,447
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.9156%, 12/15/44¤	118,647	23,107
Government National Mortgage Association, 3.5000%, 12/20/39¤	86,227	5,042
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.6000%, 5.3639%, 12/20/39¤	46,824	5,365
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6500%, 4.4139%, 10/20/45¤	52,593	7,305
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	21,935	21,412
Morgan Stanley Mortgage Loan Trust 2006-2, 5.7500%, 2/25/36	135,629	135,611
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $435,591)		424,034
Corporate Bonds – 77.3%
Banking – 22.7%
Ally Financial Inc, 6.2500%, 12/1/17†	27,000	27,155
Ally Financial Inc, 3.2500%, 2/13/18†	208,000	209,518
Ally Financial Inc, 3.6000%, 5/21/18†	248,000	249,910
Ally Financial Inc, 8.0000%, 12/31/18†	25,000	26,743
Bank of America Corp, 5.6500%, 5/1/18†	230,000	235,249
Bank of Montreal, 1.7500%, 9/11/19	56,000	55,833
Barclays Bank PLC, 6.0500%, 12/4/17 (144A)†	100,000	100,702
Bear Stearns Cos LLC, 7.2500%, 2/1/18	19,000	19,354
Citigroup Inc, ICE LIBOR USD 3 Month + 0.7000%, 2.0172%, 11/24/17	3,000	3,003
Citigroup Inc, 1.7000%, 4/27/18†	116,000	115,988
Goldman Sachs Group Inc, 2.3750%, 1/22/18†	75,000	75,176
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2000%, 2.5111%, 4/30/18	24,000	24,142
HSBC USA Inc, 1.5000%, 11/13/17†	100,000	100,015
Morgan Stanley, 5.9500%, 12/28/17†	100,000	101,018
Morgan Stanley, ICE LIBOR USD 3 Month + 1.2800%, 2.5944%, 4/25/18†	52,000	52,329
Morgan Stanley, 2.2000%, 12/7/18†	129,000	129,515
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 2.0525%, 7/23/19	4,000	4,027
		1,529,677
Basic Industry – 6.3%
ArcelorMittal, 6.1250%, 6/1/18	200,000	205,250
CF Industries Inc, 6.8750%, 5/1/18†	106,000	108,915
Freeport-McMoRan Inc, 2.3750%, 3/15/18†	47,000	47,000
Potash Corp of Saskatchewan Inc, 3.2500%, 12/1/17†	62,000	62,151
		423,316
Capital Goods – 2.2%
CNH Industrial Capital LLC, 3.6250%, 4/15/18†	40,000	40,262
Stanley Black & Decker Inc, 2.4510%, 11/17/18†	38,000	38,238
Textron Inc, 5.6000%, 12/1/17†	51,000	51,310
United Technologies Corp, 1.7780%, 5/4/18Ç	20,000	20,010
		149,820
Communications – 1.0%
AT&T Inc, 1.4000%, 12/1/17	12,000	11,998
AT&T Inc, 5.5000%, 2/1/18†	26,000	26,328
DISH DBS Corp, 4.2500%, 4/1/18†	29,000	29,217
		67,543
Consumer Cyclical – 14.1%
Best Buy Co Inc, 5.0000%, 8/1/18	12,000	12,304
Dillard's Inc, 6.6250%, 1/15/18†	5,000	5,056
Dillard's Inc, 7.1300%, 8/1/18	12,000	12,441

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.5000%, 7/1/19 (144A)†	$24,000	$23,520
Ford Motor Credit Co LLC, ICE LIBOR USD 3 Month + 0.5700%, 1.8861%, 12/6/17†	250,000	250,140
Ford Motor Credit Co LLC, 5.0000%, 5/15/18†	200,000	203,944
Ford Motor Credit Co LLC, 2.9430%, 1/8/19†	200,000	202,237
General Motors Co, ICE LIBOR USD 3 Month + 0.8000%, 2.1117%, 8/7/20	11,000	11,010
General Motors Financial Co Inc, 2.4000%, 4/10/18	2,000	2,006
General Motors Financial Co Inc, 3.2500%, 5/15/18†	43,000	43,385
Harley-Davidson Financial Services Inc, 1.5500%, 11/17/17 (144A)	3,000	2,999
Lennar Corp, 4.7500%, 12/15/17	1,000	1,000
Lennar Corp, 4.5000%, 11/15/19	12,000	12,390
Meritage Homes Corp, 4.5000%, 3/1/18	16,000	16,080
Toll Brothers Finance Corp, 8.9100%, 10/15/17†	26,000	26,079
Volkswagen Group of America Finance LLC, 1.6500%, 5/22/18 (144A)†	111,000	110,888
Wesfarmers Ltd, 1.8740%, 3/20/18 (144A)	14,000	14,017
		949,496
Consumer Non-Cyclical – 6.4%
BAT Capital Corp, ICE LIBOR USD 3 Month + 0.5900%, 1.9050%, 8/14/20 (144A)	23,000	23,041
General Mills Inc, 6.5900%, 10/15/18†	292,000	306,279
Reynolds American Inc, 2.3000%, 6/12/18	4,000	4,018
Tesco PLC, 5.5000%, 11/15/17 (144A)†	100,000	100,358
		433,696
Electric – 0.7%
Dominion Energy Inc, 1.6000%, 8/15/19	16,000	15,895
Pacific Gas & Electric Co,
ICE LIBOR USD 3 Month + 0.2000%, 1.5178%, 11/30/17	3,000	3,000
Southern Power Co, 1.8500%, 12/1/17†	27,000	27,010
		45,905
Energy – 2.2%
Anadarko Holding Co, 7.0500%, 5/15/18	19,000	19,558
Boardwalk Pipelines LP, 5.2000%, 6/1/18	18,000	18,288
DCP Midstream Operating LP, 2.5000%, 12/1/17	2,000	2,000
EQT Corp, 6.5000%, 4/1/18	7,000	7,148
Kinder Morgan Inc/DE, 7.2500%, 6/1/18	2,000	2,070
Marathon Petroleum Corp, 2.7000%, 12/14/18	14,000	14,095
Northwest Pipeline LLC, 6.0500%, 6/15/18	2,000	2,059
Panhandle Eastern Pipe Line Co LP, 6.2000%, 11/1/17	7,000	7,023
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	4,000	4,136
Plains All American Pipeline LP / PAA Finance Corp, 6.5000%, 5/1/18†	48,000	49,156
TechnipFMC PLC, 2.0000%, 10/1/17 (144A)	17,000	17,000
Transcontinental Gas Pipe Line Co LLC, 6.0500%, 6/15/18	3,000	3,082
		145,615
Finance Companies – 3.4%
Aviation Capital Group Corp, 4.6250%, 1/31/18 (144A)†	47,000	47,429
Aviation Capital Group Corp, 2.8750%, 9/17/18	160,000	161,359
GATX Corp, 2.3750%, 7/30/18	3,000	3,011
International Lease Finance Corp, 3.8750%, 4/15/18	17,000	17,188
		228,987
Financial Institutions – 3.0%
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)†	200,000	200,446
Insurance – 1.5%
Aetna Inc, 1.5000%, 11/15/17	9,000	8,999
Aetna Inc, ICE LIBOR USD 3 Month + 0.6500%, 1.9672%, 12/8/17†	83,000	83,089
Fairfax Financial Holdings Ltd, 7.3750%, 4/15/18	3,000	3,078
Humana Inc, 6.3000%, 8/1/18	9,000	9,334
		104,500
Owned No Guarantee – 3.4%
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	200,000	200,541
Petroleos Mexicanos, 5.5000%, 2/4/19†	25,000	26,050
		226,591
Technology – 10.2%
Dell Inc, 5.6500%, 4/15/18†	27,000	27,439
EMC Corp, 1.8750%, 6/1/18†	315,000	313,310
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	52,000	52,606
Hewlett Packard Enterprise Co, 2.8500%, 10/5/18†	52,000	52,518
Hewlett Packard Enterprise Co, 2.1000%, 10/4/19 (144A)	12,000	12,003
Jabil Inc, 8.2500%, 3/15/18	12,000	12,293
Juniper Networks Inc, 3.1250%, 2/26/19	19,000	19,295
NXP BV / NXP Funding LLC, 3.7500%, 6/1/18 (144A)†	46,000	46,460
Pitney Bowes Inc, 4.7500%, 5/15/18†	33,000	33,414
Seagate HDD Cayman, 3.7500%, 11/15/18†	100,000	101,749

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Xerox Corp, 6.3500%, 5/15/18	$16,000	$16,413
		687,500
Transportation – 0.2%
American Airlines Group Inc, 6.1250%, 6/1/18	2,000	2,049
Ryder System Inc, 2.5000%, 3/1/18	11,000	11,031
		13,080
Total Corporate Bonds (cost $5,199,068)		5,206,172
Foreign Government Bonds – 4.0%
Argentina Treasury Bill, 0%, 10/13/17◊	57,000	56,953
Argentina Treasury Bill, 0%, 11/10/17◊	49,000	48,849
Argentina Treasury Bill, 0%, 12/15/17◊	9,000	8,946
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	150,000	154,950
Total Foreign Government Bonds (cost $264,774)		269,698
Common Stocks – 2.2%
Communications Equipment – 0.1%
Brocade Communications Systems Inc	.378	4,517
Media – 2.1%
Time Warner Inc	1,412	144,659
Total Common Stocks (cost $148,526)		149,176
Rights – 0%
Capital Markets – 0%
Reaves Utility Income Fund* (cost $456)	1,249	464
Investment Companies – 2.5%
Closed-End Funds – 1.2%
Duff & Phelps Global Utility Income Fund Inc	550	8,927
Nuveen Build America Bond Fund	1,530	32,849
Nuveen Build America Bond Opportunity Fund	1,045	23,021
Nuveen Preferred Income Opportunities Fund	1,287	13,604
		78,401
Exchange-Traded Funds (ETFs) – 1.3%
iShares US Preferred Stock	2,330	90,427
Total Investment Companies (cost $169,949)		168,828
Exchange-Traded Purchased Options – Calls – 0%
Gold Future,
Notional amount $128,190, premiums paid $13, unrealized depreciation $(3), exercise price $1,550.00, expires 10/26/17*	1	10
US Long Bond Future,
Notional amount $305,625, premiums paid $35, unrealized depreciation $(35), exercise price $168.00, expires 10/27/17*	2	0
US Long Bond Future,
Notional amount $305,625, premiums paid $35, unrealized depreciation $(35), exercise price $169.00, expires 10/27/17*	2	0
US Long Bond Future,
Notional amount $152,813, premiums paid $18, unrealized depreciation $(2), exercise price $165.00, expires 10/27/17*	1	16
Total Exchange-Traded Purchased Options – Calls (premiums paid $101, unrealized depreciation $(75))		26
Exchange-Traded Purchased Options – Puts – 0%
10-Year US Treasury Note Future,
Notional amount $1,002,500, premiums paid $141, unrealized depreciation $(16), exercise price $121.50, expires 10/27/17*	8	125
10-Year US Treasury Note Future,
Notional amount $501,250, premiums paid $71, unrealized depreciation $(8), exercise price $122.00, expires 10/27/17*	4	63
Gold Future,
Notional amount $128,190, premiums paid $13, unrealized depreciation $(3), exercise price $1,100.00, expires 10/26/17*	1	10
US Long Bond Future,
Notional amount $611,250, premiums paid $71, unrealized depreciation $(8), exercise price $141.00, expires 10/27/17*	4	63
Total Exchange-Traded Purchased Options – Puts (premiums paid $296, unrealized depreciation $(35))		261
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
Citibank NA:
MXN Currency,
Notional amount $1,049,888, premiums paid $66, unrealized depreciation $(66), exercise price 20.50 MXN, expires 10/5/17*	1,049,888	0

Shares/Principal/ Contract Amounts		Value
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
Citibank NA:
MXN Currency,
Notional amount $768,510, premiums paid $38, unrealized depreciation $(38), exercise price 16.50 MXN, expires 10/5/17*	.768,510	$0
JPMorgan Chase & Co.:
MXN Currency,
Notional amount $125,819, premiums paid $13, unrealized depreciation $(13), exercise price 16.85 MXN, expires 10/5/17*	125,819	0
Total OTC Purchased Options – Puts (premiums paid $51, unrealized depreciation $(51))
OTC Purchased Credit Default Swaptions – Calls – Sell Protection – 0%
Counterparty/Reference Asset
Bank of America:
Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $562,000, premiums paid $57, unrealized depreciation $(51), exercise price $109.50, expires 10/18/17*	562,000	6
Citigroup Global Markets:
Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $505,000, premiums paid $50, unrealized depreciation $(45), exercise price $109.50, expires 10/18/17*	505,000	5
Morgan Stanley:
Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $503,000, premiums paid $9, unrealized depreciation $(9), exercise price $110.00, expires 10/18/17*	503,000	0
Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $126,000, premiums paid $3, unrealized depreciation $(3), exercise price $110.00, expires 10/18/17*	126,000	0
Total OTC Purchased Credit Default Swaptions – Calls – Sell Protection (premiums paid $119, unrealized depreciation $(108))		11
Total Investments (total cost $6,218,997) – 92.3%		6,218,670
Cash, Receivables and Other Assets, net of Liabilities – 7.7%		517,292
Net Assets – 100%		$6,735,962

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,779,139	76.9%
Argentina	269,698	4.3
Netherlands	246,906	4.0
United Kingdom	245,119	3.9
Luxembourg	205,250	3.3
China	200,541	3.2
Canada	121,062	2.0
Germany	110,888	1.8
Mexico	26,050	0.4
Australia	14,017	0.2

Total	$6,218,670	100.0%

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2017. Unless otherwise indicated, all information in the table is for the period ended September 30, 2017.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$134	$—	$—	$—
Total Affiliated Investments – 0.0%	$134	$—	$—	$—

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	—	847,036	(847,036)	—

Schedule of Exchange-Traded Purchased Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Purchased Call Options:
Euro-Bund Future	2	167.50	EUR	10/27/17	$380,562	$(2)	$-
Euro-Bund Future	4	169.00	EUR	10/27/17	761,124	(5)	-
Total Purchased Call Options						(7)
Purchased Put Options:
Euro-Bund Future	2	155.00	EUR	10/27/17	380,562	(3)	-
Total						$(10)	$-

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Gold Future	1	1,320.00	USD	10/26/17	$128,190	$527	$157	$(370)
US Long Bond Future	4	156.00	USD	10/27/17	611,250	2,177	1,052	(1,125)
US Long Bond Future	1	154.00	USD	10/27/17	152,813	607	(127)	(734)
Total - Written Call Options						3,311	1,082	(2,229)
Written Put Options:
10-Year US Treasury Note Future	6	124.50	USD	10/27/17	751,875	1,040	(273)	(1,313)
10-Year US Treasury Note Future	4	125.00	USD	10/27/17	501,250	804	(759)	(1,563)
10-Year US Treasury Note Future	2	124.00	USD	10/27/17	250,625	210	(40)	(250)
Gold Future	1	1,260.00	USD	10/26/17	128,190	415	(35)	(450)
US Long Bond Future	3	152.00	USD	10/27/17	458,437	1,879	(793)	(2,672)
Total - Written Put Options						4,348	(1,900)	(6,248)
Total – Exchange-Traded Written Options						$7,659	$(818)	$(8,477)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	6	163.00	EUR	10/27/17	$1,141,685	$261	$269
Written Put Options:
Euro-Bund Future	2	160.00	EUR	10/27/17	380,562	(448)	(446)
Total						$(187)	$(177)

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Citibank NA:

MXN Currency	768,510	18.50	MXN	10/5/17	$768,510	$1,895	$1,029	$(866)
MXN Currency	281,378	18.25	MXN	10/5/17	281,378	371	(955)	(1,326)
Total - Written Call Options						2,266	74	(2,192)

Written Put Options:

Citibank NA:

MXN Currency	768,510	17.50	MXN	10/5/17	768,510	1,895	1,887	(8)

JPMorgan Chase & Co.:

MXN Currency	125,819	17.75	MXN	10/5/17	125,819	160	147	(13)
Total - Written Put Options						2,055	2,034	(21)
Total OTC Written Options						$4,321	$2,108	$(2,213)

Schedule of OTC Written Credit Default Swaptions
Counterparty/ Reference Asset	Description	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Put Swaptions - Sell Protection:
Bank of America:
CDX NA.HY.28	Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly	107.50	USD	10/18/17	$562,000	$619	$(714)	$(1,333)
Citigroup Global Markets:
CDX NA.HY.28	Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly	107.50	USD	10/18/17	505,000	391	(806)	(1,197)
Morgan Stanley:
CDX NA.HY.28	Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly	107.50	USD	10/18/17	377,000	248	(646)	(894)
CDX NA.HY.28	Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly	107.75	USD	10/18/17	252,000	54	(298)	(352)
						302	(944)	(1,246)
Total OTC Written Credit Default Swaptions						$1,312	$(2,464)	$(3,776)

Schedule of OTC Credit Default Swaps - Sell Protection(1)
Counterparty/ Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)

BNP Paribas:

Foreign Government Bonds

People's Republic of China, Fixed Rate 1.00% Paid quarterly	A+	3/20/20	500,000	USD	$1,824	$7,003	$8,827

Citigroup Global Markets:

Foreign Government Bonds

People's Republic of China, Fixed Rate 1.00% Paid quarterly	A+	3/20/20	250,000	USD	1,918	2,496	4,414

Goldman Sachs International:

Foreign Government Bonds

Republic of Indonesia, Fixed Rate 1.00% Paid quarterly	Not Rated	3/20/20	250,000	USD	(4,339)	7,597	3,258
Total					$(597)	$17,096	$16,499
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)

If a credit event occurs, the notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Credit default swaps, long	$ 27,913
Credit default swaps, short	(18,433)
Forward foreign currency exchange contracts, purchased	39,125
Forward foreign currency exchange contracts, sold	224,187
Futures contracts, purchased	223,648
Futures contracts, sold	700,308
Interest rate swaps, long	1,061
Purchased options contracts, call	48
Purchased options contracts, put	55
Purchased swaption contracts, call	61
Purchased swaption contracts, put	25
Written options contracts, call	6,741
Written options contracts, put	3,739
Written swaption contracts, call	3,803
Written swaption contracts, put	1,443

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $1,054,354, which represents 15.7% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $4,196,235.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$424,034	$-
Corporate Bonds	-	5,206,172	-
Foreign Government Bonds	-	269,698	-
Common Stocks	149,176	-	-
Rights	464	-	-
Investment Companies	168,828	-	-
Exchange Traded Purchased Options – Calls	-	26	-
Exchange Traded Purchased Options – Puts	-	261	-
OTC Purchased Options – Calls	-	0	-
OTC Purchased Options – Puts	-	0	-
OTC Purchased Credit Default Swaptions – Calls – Sell Protection	-	11	-
Total Investments in Securities	$318,468	$5,900,202	$-
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	-	16,499	-
Variation Margin Receivable	-	269	-
Total Assets	$318,468	$5,916,970	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$10,690	$-
Swaptions Written, at Value	-	3,776	-
Variation Margin Payable	-	446	-
Total Liabilities	$-	$14,912	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson VIT Global Unconstrained Bond Portfolio (formerly named Janus Aspen Global Unconstrained Bond Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to maximize total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2017 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Portfolio may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Portfolio to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The

Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased futures on equity indices to increase exposure to equity risk.

During the period, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Portfolio purchased commodity futures to increase exposure to commodity risk.

During the period, the Portfolio sold commodity futures to decrease exposure to commodity risk.

There were no futures held at September 30, 2017.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased call options on various various equity indices or equity index futures for the purpose of increasing exposure to broad equity risk.

During the period, the Portfolio purchased put options on various various equity index futures for the purpose of decreasing exposure to broad equity risk.

During the period, the Portfolio purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period, the Portfolio purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the period, the Portfolio purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Portfolio wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Portfolio wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Portfolio wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Portfolio wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Portfolio wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Portfolio may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Portfolio’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Portfolio's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Portfolio may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Portfolio to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Portfolio to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Portfolio to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Portfolio to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Portfolio purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Portfolio sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Portfolio sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Portfolio’s total return. Single-name CDS enable the Portfolio to buy or sell protection against a credit event of a specific issuer. When the Portfolio buys a single-name CDS, the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio.

The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the period, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Portfolio sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Portfolio’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.

Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

During the period, the Portfolio entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Portfolio benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period, the Portfolio entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Portfolio's exposure to inflation. With higher inflation, the Portfolio benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

There were no interest rate swaps held at September 30, 2017.

Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Portfolio is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie

Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Mid Cap Value Portfolio (formerly named Janus Aspen Perkins Mid Cap Value Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 95.2%
Aerospace & Defense – 2.0%
BWX Technologies Inc	.41,938	$2,349,367
Banks – 8.0%
Citizens Financial Group Inc	41,121	1,557,252
First Hawaiian Inc	71,597	2,168,673
First Horizon National Corp	59,833	1,145,802
Investors Bancorp Inc	121,762	1,660,834
Prosperity Bancshares Inc	24,901	1,636,743
Umpqua Holdings Corp	68,158	1,329,763
		9,499,067
Building Products – 1.6%
Simpson Manufacturing Co Inc	38,425	1,884,362
Capital Markets – 3.2%
Affiliated Managers Group Inc	8,678	1,647,345
Invesco Ltd	60,607	2,123,669
		3,771,014
Chemicals – 5.8%
Axalta Coating Systems Ltd*	69,012	1,995,827
Potash Corp of Saskatchewan Inc	74,834	1,439,806
Valvoline Inc	67,099	1,573,471
Westlake Chemical Corp	23,274	1,933,837
		6,942,941
Commercial Services & Supplies – 3.3%
Cintas Corp	9,581	1,382,347
Republic Services Inc	12,997	858,582
Waste Connections Inc	23,361	1,634,336
		3,875,265
Communications Equipment – 0.9%
F5 Networks Inc*	8,907	1,073,828
Containers & Packaging – 5.2%
Crown Holdings Inc*	67,265	4,017,066
Graphic Packaging Holding Co	160,111	2,233,548
		6,250,614
Distributors – 1.4%
LKQ Corp*	45,233	1,627,936
Electric Utilities – 5.5%
Alliant Energy Corp	53,754	2,234,554
Great Plains Energy Inc	109,947	3,331,394
Pinnacle West Capital Corp	12,138	1,026,389
		6,592,337
Electrical Equipment – 1.6%
AMETEK Inc	28,214	1,863,253
Electronic Equipment, Instruments & Components – 0.5%
Avnet Inc	15,379	604,395
Energy Equipment & Services – 1.9%
Keane Group Inc*	87,647	1,461,952
Oceaneering International Inc	32,711	859,318
		2,321,270
Equity Real Estate Investment Trusts (REITs) – 11.1%
Alexandria Real Estate Equities Inc	8,684	1,033,135
Equity Commonwealth*	117,779	3,580,482
Equity LifeStyle Properties Inc	37,947	3,228,531
Lamar Advertising Co	41,258	2,827,411
Mid-America Apartment Communities Inc	16,351	1,747,595
Weyerhaeuser Co	25,966	883,623
		13,300,777
Food & Staples Retailing – 1.9%
Casey's General Stores Inc	21,004	2,298,888
Food Products – 4.5%
Conagra Brands Inc	72,562	2,448,242
Lamb Weston Holdings Inc	62,759	2,942,769
		5,391,011
Health Care Providers & Services – 3.3%
AmerisourceBergen Corp	12,193	1,008,971
Laboratory Corp of America Holdings*	19,027	2,872,506
		3,881,477

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Products – 0.5%
Clorox Co	.4,799	$633,036
Industrial Conglomerates – 1.4%
Carlisle Cos Inc	17,128	1,717,767
Information Technology Services – 2.4%
Jack Henry & Associates Inc	5,439	559,075
Total System Services Inc	35,612	2,332,586
		2,891,661
Insurance – 8.9%
Hartford Financial Services Group Inc	52,578	2,914,398
RenaissanceRe Holdings Ltd	13,470	1,820,336
Torchmark Corp	36,867	2,952,678
XL Group Ltd	74,472	2,937,920
		10,625,332
Life Sciences Tools & Services – 1.8%
Agilent Technologies Inc	16,740	1,074,708
INC Research Holdings Inc*	19,604	1,025,289
		2,099,997
Machinery – 3.9%
Donaldson Co Inc	26,639	1,223,796
Lincoln Electric Holdings Inc	11,774	1,079,440
Trinity Industries Inc	75,043	2,393,872
		4,697,108
Media – 1.6%
Omnicom Group Inc	25,197	1,866,342
Metals & Mining – 1.6%
Compass Minerals International Inc	28,555	1,853,219
Oil, Gas & Consumable Fuels – 5.6%
Cimarex Energy Co	19,827	2,253,735
Gulfport Energy Corp*	72,657	1,041,901
Newfield Exploration Co*	30,051	891,613
Noble Energy Inc	88,535	2,510,853
		6,698,102
Software – 3.6%
Check Point Software Technologies Ltd*	12,419	1,416,014
Synopsys Inc*	36,334	2,925,977
		4,341,991
Specialty Retail – 1.1%
O'Reilly Automotive Inc*	3,485	750,564
Sally Beauty Holdings Inc*	30,504	597,268
		1,347,832
Trading Companies & Distributors – 1.1%
Fastenal Co	29,745	1,355,777
Total Common Stocks (cost $91,762,679)		113,655,966
Repurchase Agreements – 4.7%
Undivided interest of 9.3% in a joint repurchase agreement (principal amount $60,000,000 with a maturity value of $60,004,950) with ING Financial Markets LLC, 0.9900%, dated 9/29/17, maturing 10/2/17 to be repurchased at $5,600,462 collateralized by $60,660,000 in U.S. Treasuries 0% - 2.2500%, 1/18/18 - 11/15/24 with a value of $61,202,420 (cost $5,600,000)	$5,600,000	5,600,000
Total Investments (total cost $97,362,679) – 99.9%		119,255,966
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		77,262
Net Assets – 100%		$119,333,228

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$116,400,146	97.6%
Canada	1,439,806	1.2
Israel	1,416,014	1.2

Total	$119,255,966	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$113,655,966	$-	$-
Repurchase Agreements	-	5,600,000	-
Total Assets	$113,655,966	$5,600,000	$-

Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (formerly named Janus Aspen Perkins Mid Cap Value Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Overseas Portfolio (formerly named Janus Aspen Overseas Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares or Contract Amounts		Value
Common Stocks – 97.4%
Aerospace & Defense – 2.1%
Safran SA	.163,008	$16,651,987
Automobiles – 1.5%
Mahindra & Mahindra Ltd	614,246	11,795,874
Banks – 15.7%
BNP Paribas SA	503,535	40,613,900
China Construction Bank Corp	20,753,000	17,216,013
ING Groep NV	1,540,309	28,397,155
Intesa Sanpaolo	1,515,290	5,357,963
Mitsubishi UFJ Financial Group Inc	4,133,000	26,841,908
Permanent TSB Group Holdings PLC*	3,507,426	7,668,362
		126,095,301
Beverages – 6.2%
Ambev SA	2,623,000	17,427,581
Diageo PLC	990,121	32,540,620
		49,968,201
Biotechnology – 2.3%
Shire PLC	362,369	18,390,817
Construction & Engineering – 3.1%
13 Holdings Ltd*	23,936,900	2,574,091
Eiffage SA	214,974	22,255,247
		24,829,338
Diversified Telecommunication Services – 4.2%
Nippon Telegraph & Telephone Corp	743,600	34,083,594
Food Products – 0.9%
Associated British Foods PLC	166,004	7,101,621
Hotels, Restaurants & Leisure – 3.1%
GVC Holdings PLC	1,583,913	17,422,661
Merlin Entertainments PLC	1,209,855	7,221,394
		24,644,055
Household Durables – 1.8%
Sony Corp	388,700	14,461,810
Industrial Conglomerates – 3.4%
Seibu Holdings Inc	301,800	5,155,627
Siemens AG	158,792	22,369,035
		27,524,662
Insurance – 6.9%
AIA Group Ltd	2,823,400	20,819,561
NN Group NV	353,219	14,781,291
SBI Life Insurance Co Ltd (144A)*	182,959	1,960,900
Sony Financial Holdings Inc	1,073,300	17,610,095
		55,171,847
Internet & Direct Marketing Retail – 3.3%
Ctrip.com International Ltd (ADR)*,†	297,245	15,676,701
MakeMyTrip Ltd*,†	377,468	10,852,205
		26,528,906
Internet Software & Services – 7.8%
Alibaba Group Holding Ltd (ADR)*,œ	224,381	38,752,843
Tencent Holdings Ltdœ	547,200	23,551,603
		62,304,446
Metals & Mining – 7.1%
Hindustan Zinc Ltd	3,692,019	16,726,789
Rio Tinto Ltd	772,900	40,324,532
		57,051,321
Multi-Utilities – 0.8%
National Grid PLC	494,019	6,119,804
Oil, Gas & Consumable Fuels – 5.5%
Canadian Natural Resources Ltd†	572,567	19,175,269
Petroleo Brasileiro SA (ADR)*,†	1,044,173	10,483,497
Sequa Petroleum NV*	1,899,704	22,451
TOTAL SA	265,072	14,236,143
		43,917,360
Pharmaceuticals – 5.3%
AstraZeneca PLC	127,080	8,436,472
Indivior PLC*	1,495,610	6,806,971
Sanofi	272,144	27,019,178
		42,262,621

Shares or Contract Amounts		Value
Common Stocks – (continued)
Real Estate Management & Development – 0.6%
Leopalace21 Corp	.730,300	$5,088,927
Semiconductor & Semiconductor Equipment – 4.9%
ASML Holding NV	136,089	23,167,473
Taiwan Semiconductor Manufacturing Co Ltd	2,281,000	16,287,484
		39,454,957
Software – 2.0%
Nexon Co Ltd*	628,700	16,406,215
Specialty Retail – 1.0%
Industria de Diseno Textil SA	214,621	8,087,253
Technology Hardware, Storage & Peripherals – 2.1%
Samsung Electronics Co Ltd	7,727	17,301,570
Textiles, Apparel & Luxury Goods – 3.8%
Cie Financiere Richemont SA	141,153	12,903,667
Samsonite International SA	4,053,600	17,384,507
		30,288,174
Thrifts & Mortgage Finance – 1.5%
LIC Housing Finance Ltd	1,301,152	12,498,032
Transportation Infrastructure – 0.5%
CCR SA	695,900	3,891,871
Total Common Stocks (cost $600,993,417)		781,920,564
Preferred Stocks – 0.4%
Water Utilities – 0.4%
Cia de Saneamento do Parana (cost $3,763,814)	995,600	3,401,772
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
Bank of America:
Alibaba Group Holdings Ltd,
Notional amount $21,001,536, premiums paid $671,658, unrealized depreciation $(457,102), exercise price $145.00, expires 12/15/17*	1,216	214,556
UBS AG:
Tencent Holdings Ltd,
Notional amount $11,969,483, premiums paid $489,519, unrealized depreciation $(305,182), exercise price $300.00, expires 12/28/17*	2,781	184,337
Total OTC Purchased Options – Puts (premiums paid $1,161,177, unrealized depreciation $(762,284))		398,893
Total Investments (total cost $605,918,408) – 97.8%		785,721,229
Cash, Receivables and Other Assets, net of Liabilities – 2.2%		17,340,749
Net Assets – 100%		$803,061,978

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
France	$120,776,455	15.4%
Japan	119,648,176	15.2
United Kingdom	104,040,360	13.2
China	95,596,053	12.2
Netherlands	66,368,370	8.4
India	53,833,800	6.9
Hong Kong	40,778,159	5.2
Australia	40,324,532	5.1
Brazil	35,204,721	4.5
Germany	22,369,035	2.9
Canada	19,175,269	2.4
South Korea	17,301,570	2.2
Taiwan	16,287,484	2.1
Switzerland	12,903,667	1.6
Spain	8,087,253	1.0
Ireland	7,668,362	1.0
Italy	5,357,963	0.7

Total	$785,721,229	100.0%

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2017. Unless otherwise indicated, all information in the table is for the period ended September 30, 2017.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$58,795	$—	$—	$—
Total Affiliated Investments – 0.0%	$58,795	$—	$—	$—

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	10,858,140	124,849,393	(135,707,533)	—

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Purchased options contracts, put	$ 109,252

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $1,960,900, which represents 0.2% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $38,574,915.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

œ	Security held in connection with an open put or call option.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$781,920,564	$-	$-
Preferred Stocks	-	3,401,772	-
OTC Purchased Options – Puts	-	398,893	-
Total Assets	$781,920,564	$3,800,665	$-

Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (formerly named Janus Aspen Overseas Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $465,757,400 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2017 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased put options on various equity securities for the purpose of decreasing exposure to broad equity risk.

Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement will take effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT Research Portfolio (formerly named Janus Aspen Janus Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 98.7%
Aerospace & Defense – 2.3%
General Dynamics Corp	.35,091	$7,214,008
Northrop Grumman Corp	16,497	4,746,517
		11,960,525
Airlines – 0.9%
United Continental Holdings Inc*	80,189	4,881,906
Auto Components – 1.2%
Delphi Automotive PLC	61,193	6,021,391
Beverages – 1.8%
Coca-Cola Co	209,800	9,443,098
Biotechnology – 3.9%
Biogen Inc*	21,325	6,677,284
Celgene Corp*	55,323	8,067,200
Regeneron Pharmaceuticals Inc*	12,125	5,421,330
		20,165,814
Building Products – 0.7%
AO Smith Corp	65,595	3,898,311
Capital Markets – 1.8%
Blackstone Group LP	47,146	1,573,262
Intercontinental Exchange Inc	51,909	3,566,148
TD Ameritrade Holding Corp	88,459	4,316,799
		9,456,209
Chemicals – 3.3%
Air Products & Chemicals Inc	47,663	7,207,599
Monsanto Co	36,537	4,377,863
Sherwin-Williams Co	15,330	5,488,753
		17,074,215
Communications Equipment – 0.3%
CommScope Holding Co Inc*	41,815	1,388,676
Construction Materials – 1.0%
Vulcan Materials Co	44,897	5,369,681
Consumer Finance – 0.4%
Synchrony Financial	63,826	1,981,797
Containers & Packaging – 0.9%
Sealed Air Corp	110,614	4,725,430
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings Inc*	60,922	2,846,885
Electrical Equipment – 2.1%
AMETEK Inc	82,697	5,461,310
Sensata Technologies Holding NV*	108,142	5,198,386
		10,659,696
Electronic Equipment, Instruments & Components – 2.0%
Amphenol Corp	62,797	5,315,138
Flex Ltd*	322,048	5,336,335
		10,651,473
Equity Real Estate Investment Trusts (REITs) – 2.1%
American Tower Corp	68,095	9,307,225
Starwood Waypoint Homes	49,533	1,801,515
		11,108,740
Food & Staples Retailing – 0.9%
Costco Wholesale Corp	27,638	4,540,647
Food Products – 0.8%
Hershey Co	37,483	4,092,019
Health Care Equipment & Supplies – 2.4%
Boston Scientific Corp*	205,326	5,989,360
Cooper Cos Inc	10,163	2,409,749
DexCom Inc*	79,091	3,869,527
		12,268,636
Health Care Providers & Services – 3.2%
Aetna Inc	33,852	5,382,807
Envision Healthcare Corp*	55,036	2,473,868
Humana Inc	20,779	5,062,388
Universal Health Services Inc	31,246	3,466,431
		16,385,494
Health Care Technology – 0.6%
athenahealth Inc*	26,224	3,261,217

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 4.6%
Aramark	.82,064	$3,332,619
Dunkin' Brands Group Inc	74,978	3,979,832
McDonald's Corp	52,374	8,205,958
Norwegian Cruise Line Holdings Ltd*	35,723	1,930,828
Starbucks Corp	122,121	6,559,119
		24,008,356
Independent Power and Renewable Electricity Producers – 0.2%
NRG Energy Inc	44,276	1,133,023
Information Technology Services – 5.4%
Amdocs Ltd	45,518	2,927,718
Gartner Inc*	27,710	3,447,401
Mastercard Inc	69,535	9,818,342
Visa Inc	113,318	11,925,586
		28,119,047
Insurance – 0.9%
Progressive Corp	92,583	4,482,869
Internet & Direct Marketing Retail – 4.7%
Amazon.com Inc*	18,497	17,782,091
Priceline Group Inc*	3,584	6,561,659
		24,343,750
Internet Software & Services – 9.8%
Alphabet Inc - Class C*	30,219	28,983,345
CoStar Group Inc*	15,791	4,235,936
Facebook Inc	102,623	17,535,192
		50,754,473
Leisure Products – 0.8%
Polaris Industries Inc	40,580	4,245,886
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	23,961	4,533,421
Machinery – 1.3%
Illinois Tool Works Inc	46,771	6,920,237
Media – 3.0%
Comcast Corp	218,847	8,421,233
Walt Disney Co	70,718	6,970,673
		15,391,906
Oil, Gas & Consumable Fuels – 0.6%
Anadarko Petroleum Corp	32,407	1,583,082
Enterprise Products Partners LP	56,432	1,471,182
		3,054,264
Personal Products – 1.2%
Estee Lauder Cos Inc	56,108	6,050,687
Pharmaceuticals – 2.6%
Allergan PLC	20,873	4,277,921
Eli Lilly & Co	109,668	9,381,001
		13,658,922
Professional Services – 1.1%
Equifax Inc	25,518	2,704,653
Verisk Analytics Inc*	36,622	3,046,584
		5,751,237
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	442,372	28,416
Road & Rail – 1.7%
CSX Corp	158,424	8,596,086
Semiconductor & Semiconductor Equipment – 4.3%
Broadcom Ltd	33,868	8,214,345
Microchip Technology Inc	67,927	6,098,486
Texas Instruments Inc	87,867	7,876,398
		22,189,229
Software – 12.1%
Activision Blizzard Inc	138,883	8,959,342
Adobe Systems Inc*	76,152	11,360,355
Cadence Design Systems Inc*	124,293	4,905,845
Microsoft Corp	252,657	18,820,420
salesforce.com Inc*	74,775	6,985,481
SS&C Technologies Holdings Inc	59,887	2,404,463
Tyler Technologies Inc*	32,591	5,681,263
Ultimate Software Group Inc*	18,659	3,537,746
		62,654,915
Specialty Retail – 2.9%
AutoZone Inc*	3,999	2,379,845
L Brands Inc	35,828	1,490,803
Lowe's Cos Inc	93,275	7,456,404

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Tractor Supply Co	.57,834	$3,660,314
		14,987,366
Technology Hardware, Storage & Peripherals – 3.8%
Apple Inc	126,439	19,486,779
Textiles, Apparel & Luxury Goods – 1.3%
Carter's Inc	24,771	2,446,136
NIKE Inc	84,947	4,404,502
		6,850,638
Tobacco – 1.4%
Altria Group Inc	112,377	7,126,949
Trading Companies & Distributors – 0.5%
Fastenal Co	53,385	2,433,288
Wireless Telecommunication Services – 0.5%
T-Mobile US Inc*	42,368	2,612,411
Total Common Stocks (cost $392,812,237)		511,596,015
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $2,616,626)	2,616,626	2,616,626
Total Investments (total cost $395,428,863) – 99.2%		514,212,641
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		4,261,623
Net Assets – 100%		$518,474,264

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$25,642	$—	$—	$2,616,626

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	5,920,000	64,804,203	(68,107,577)	2,616,626

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Purchased options contracts, call	$ 203

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$35,020	$28,416	0.0%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$-	$-	$28,416
All Other	511,567,599	-	-
Investment Companies	-	2,616,626	-
Total Assets	$511,567,599	$2,616,626	$28,416

Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (formerly named Janus Aspen Janus Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2017 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

There were no purchased call options held at September 30, 2017.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

Janus Henderson VIT U.S. Low Volatility Portfolio (formerly named Janus Aspen INTECH U.S. Low Volatility Portfolio)

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 2.9%
Boeing Co	.4,300	$1,093,103
General Dynamics Corp	15,200	3,124,816
L3 Technologies Inc	15,700	2,958,351
Lockheed Martin Corp	31,900	9,898,251
Northrop Grumman Corp	12,500	3,596,500
Raytheon Co	48,900	9,123,762
Rockwell Collins Inc	8,500	1,111,035
United Technologies Corp	3,700	429,496
		31,335,314
Air Freight & Logistics – 1.6%
CH Robinson Worldwide Inc	116,900	8,896,090
Expeditors International of Washington Inc	130,300	7,799,758
United Parcel Service Inc	5,400	648,486
		17,344,334
Airlines – 0.2%
Alaska Air Group Inc	11,000	838,970
Southwest Airlines Co	5,900	330,282
United Continental Holdings Inc*	16,200	986,256
		2,155,508
Banks – 3.0%
Bank of America Corp	134,800	3,415,832
BB&T Corp	15,900	746,346
Citigroup Inc	12,700	923,798
Citizens Financial Group Inc	138,600	5,248,782
Comerica Inc	10,400	793,104
Fifth Third Bancorp	122,400	3,424,752
Huntington Bancshares Inc/OH	40,200	561,192
JPMorgan Chase & Co	7,300	697,223
KeyCorp	63,500	1,195,070
M&T Bank Corp	38,294	6,166,866
People's United Financial Inc	320,500	5,813,870
PNC Financial Services Group Inc	11,500	1,549,855
Regions Financial Corp	77,700	1,183,371
SunTrust Banks Inc	13,600	812,872
US Bancorp	9,900	530,541
		33,063,474
Beverages – 1.4%
Coca-Cola Co	63,800	2,871,638
Constellation Brands Inc	2,800	558,460
PepsiCo Inc	106,400	11,856,152
		15,286,250
Biotechnology – 0.8%
AbbVie Inc	9,000	799,740
Alexion Pharmaceuticals Inc*	29,600	4,152,584
Celgene Corp*	7,200	1,049,904
Gilead Sciences Inc	7,300	591,446
Incyte Corp*	6,300	735,462
Regeneron Pharmaceuticals Inc*	800	357,696
Vertex Pharmaceuticals Inc*	4,900	744,996
		8,431,828
Building Products – 0.1%
Fortune Brands Home & Security Inc	5,200	349,596
Johnson Controls International plc	22,061	888,838
		1,238,434
Capital Markets – 3.4%
Bank of New York Mellon Corp	13,100	694,562
CBOE Holdings Inc	5,400	581,202
Charles Schwab Corp	27,400	1,198,476
CME Group Inc	107,000	14,517,760
E*TRADE Financial Corp*	35,000	1,526,350
Intercontinental Exchange Inc	138,510	9,515,637
Moody's Corp	4,700	654,287
Morgan Stanley	85,600	4,123,352
Northern Trust Corp	6,500	597,545
S&P Global Inc	3,700	578,347
State Street Corp	28,300	2,703,782

Shares		Value
Common Stocks – (continued)
Capital Markets – (continued)
T Rowe Price Group Inc	.7,700	$698,005
		37,389,305
Chemicals – 0.9%
Albemarle Corp	4,200	572,502
CF Industries Holdings Inc	35,900	1,262,244
DowDuPont Inc	31,624	2,189,329
FMC Corp	12,100	1,080,651
International Flavors & Fragrances Inc	3,800	543,058
Monsanto Co	35,400	4,241,628
Sherwin-Williams Co	1,100	393,844
		10,283,256
Commercial Services & Supplies – 1.1%
Republic Services Inc	142,000	9,380,520
Waste Management Inc	31,000	2,426,370
		11,806,890
Communications Equipment – 0.2%
Cisco Systems Inc	18,100	608,703
F5 Networks Inc*	4,700	566,632
Harris Corp	8,400	1,106,112
Motorola Solutions Inc	3,100	263,097
		2,544,544
Construction Materials – 0.2%
Martin Marietta Materials Inc	6,100	1,258,003
Vulcan Materials Co	4,200	502,320
		1,760,323
Containers & Packaging – 0.1%
Avery Dennison Corp	4,400	432,696
Packaging Corp of America	6,600	756,888
		1,189,584
Diversified Consumer Services – 0.3%
H&R Block Inc	134,600	3,564,208
Diversified Financial Services – 0.3%
Berkshire Hathaway Inc*	16,000	2,933,120
Diversified Telecommunication Services – 1.5%
AT&T Inc	380,232	14,893,687
Verizon Communications Inc	33,500	1,657,915
		16,551,602
Electric Utilities – 7.8%
American Electric Power Co Inc	5,300	372,272
Duke Energy Corp	131,200	11,010,304
Edison International	45,900	3,542,103
NextEra Energy Inc	22,100	3,238,755
PG&E Corp	9,000	612,810
PPL Corp	31,000	1,176,450
Southern Co	1,158,800	56,943,432
Xcel Energy Inc	160,200	7,580,664
		84,476,790
Electrical Equipment – 0.1%
AMETEK Inc	12,500	825,500
Eaton Corp PLC	7,700	591,283
		1,416,783
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp	12,600	1,066,464
FLIR Systems Inc	93,800	3,649,758
		4,716,222
Energy Equipment & Services – 0.7%
Baker Hughes a GE Co	21,600	790,992
Halliburton Co	15,600	718,068
Schlumberger Ltd	7,200	502,272
TechnipFMC PLC*	202,100	5,642,632
		7,653,964
Equity Real Estate Investment Trusts (REITs) – 1.1%
Alexandria Real Estate Equities Inc	3,400	404,498
American Tower Corp	6,400	874,752
AvalonBay Communities Inc	24,200	4,317,764
Crown Castle International Corp	3,800	379,924
Equinix Inc	1,500	669,450
Essex Property Trust Inc	15,400	3,912,062
Prologis Inc	12,200	774,212
UDR Inc	9,400	357,482
Ventas Inc	6,800	442,884
Welltower Inc	4,800	337,344
		12,470,372

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – 2.8%
Sysco Corp	.139,800	$7,542,210
Wal-Mart Stores Inc	293,300	22,918,462
		30,460,672
Food Products – 10.2%
Archer-Daniels-Midland Co	15,400	654,654
Campbell Soup Co	56,800	2,659,376
Conagra Brands Inc	430,400	14,521,696
General Mills Inc	808,700	41,858,312
Hershey Co	145,700	15,906,069
JM Smucker Co	34,500	3,620,085
Kellogg Co	404,300	25,216,191
Kraft Heinz Co	11,600	899,580
McCormick & Co Inc/MD	12,700	1,303,528
Tyson Foods Inc	55,900	3,938,155
		110,577,646
Health Care Equipment & Supplies – 3.9%
Align Technology Inc*	4,200	782,334
Baxter International Inc	12,000	753,000
Becton Dickinson and Co	42,189	8,266,935
Boston Scientific Corp*	16,300	475,471
Cooper Cos Inc	5,000	1,185,550
CR Bard Inc	36,900	11,826,450
Danaher Corp	7,500	643,350
Edwards Lifesciences Corp*	3,100	338,861
Hologic Inc*	8,700	319,203
Intuitive Surgical Inc*	10,700	11,190,916
Medtronic PLC	7,700	598,829
Varian Medical Systems Inc*	10,300	1,030,618
Zimmer Biomet Holdings Inc	38,700	4,531,383
		41,942,900
Health Care Providers & Services – 6.3%
Aetna Inc	40,864	6,497,785
AmerisourceBergen Corp	126,600	10,476,150
Anthem Inc	8,200	1,557,016
Centene Corp*	13,700	1,325,749
Cigna Corp	55,300	10,337,782
DaVita Inc*	121,200	7,198,068
Envision Healthcare Corp*	9,300	418,035
Henry Schein Inc*	5,400	442,746
Humana Inc	59,200	14,422,896
Laboratory Corp of America Holdings*	83,900	12,666,383
Quest Diagnostics Inc	7,700	721,028
UnitedHealth Group Inc	5,200	1,018,420
Universal Health Services Inc	8,900	987,366
		68,069,424
Health Care Technology – 0.1%
Cerner Corp*	11,200	798,784
Hotels, Restaurants & Leisure – 4.9%
Carnival Corp	10,500	677,985
Chipotle Mexican Grill Inc*	28,900	8,896,287
Darden Restaurants Inc	81,800	6,444,204
Marriott International Inc/MD	12,800	1,411,328
McDonald's Corp	198,700	31,132,316
Wynn Resorts Ltd	28,700	4,274,004
Yum! Brands Inc	11,600	853,876
		53,690,000
Household Durables – 0.1%
DR Horton Inc	11,700	467,181
PulteGroup Inc	23,600	644,988
		1,112,169
Household Products – 11.1%
Clorox Co	211,100	27,846,201
Colgate-Palmolive Co	81,500	5,937,275
Kimberly-Clark Corp	263,200	30,973,376
Procter & Gamble Co	611,300	55,616,074
		120,372,926
Independent Power and Renewable Electricity Producers – 0%
NRG Energy Inc	2,400	61,416
Industrial Conglomerates – 0.2%
Honeywell International Inc	5,000	708,700
Roper Technologies Inc	4,700	1,143,980
		1,852,680

Shares		Value
Common Stocks – (continued)
Information Technology Services – 0.7%
Cognizant Technology Solutions Corp	.8,200	$594,828
CSRA Inc	19,900	642,173
DXC Technology Co	8,700	747,156
Global Payments Inc	6,700	636,701
International Business Machines Corp	4,800	696,384
Mastercard Inc	13,500	1,906,200
PayPal Holdings Inc*	13,500	864,405
Visa Inc	11,800	1,241,832
		7,329,679
Insurance – 1.8%
Aflac Inc	10,500	854,595
Allstate Corp	10,100	928,291
American International Group Inc	1,300	79,807
Aon PLC	9,000	1,314,900
Arthur J Gallagher & Co	9,900	609,345
Brighthouse Financial Inc*	5,709	347,107
Chubb Ltd	6,982	995,284
Hartford Financial Services Group Inc	56,000	3,104,080
Lincoln National Corp	12,300	903,804
Loews Corp	59,900	2,866,814
Marsh & McLennan Cos Inc	12,000	1,005,720
MetLife Inc	62,800	3,262,460
Principal Financial Group Inc	10,500	675,570
Prudential Financial Inc	6,300	669,816
Torchmark Corp	7,800	624,702
Unum Group	16,700	853,871
XL Group Ltd	8,200	323,490
		19,419,656
Internet & Direct Marketing Retail – 0.7%
Amazon.com Inc*	600	576,810
Expedia Inc	21,500	3,094,710
Netflix Inc*	8,800	1,595,880
Priceline Group Inc*	300	549,246
TripAdvisor Inc*	37,500	1,519,875
		7,336,521
Internet Software & Services – 0.4%
Akamai Technologies Inc*	56,600	2,757,552
eBay Inc*	14,900	573,054
Facebook Inc	4,500	768,915
VeriSign Inc*	6,800	723,452
		4,822,973
Leisure Products – 0.5%
Hasbro Inc	57,700	5,635,559
Life Sciences Tools & Services – 0.9%
Illumina Inc*	34,700	6,912,240
Mettler-Toledo International Inc*	1,000	626,160
Waters Corp*	12,900	2,315,808
		9,854,208
Machinery – 0.9%
Cummins Inc	3,500	588,105
Deere & Co	44,500	5,588,755
Fortive Corp	11,100	785,769
Ingersoll-Rand PLC	5,200	463,684
Parker-Hannifin Corp	1,600	280,032
Pentair PLC	8,100	550,476
Stanley Black & Decker Inc	2,600	392,522
Xylem Inc/NY	12,800	801,664
		9,451,007
Media – 0.6%
CBS Corp	42,600	2,470,800
Interpublic Group of Cos Inc	37,900	787,941
Time Warner Inc	7,000	717,150
Twenty-First Century Fox Inc - Class A	26,000	685,880
Twenty-First Century Fox Inc - Class B	59,600	1,537,084
Viacom Inc	6,900	192,096
Walt Disney Co	4,800	473,136
		6,864,087
Metals & Mining – 1.0%
Freeport-McMoRan Inc*	55,000	772,200
Newmont Mining Corp	268,300	10,063,933
		10,836,133
Multiline Retail – 0.7%
Dollar General Corp	13,800	1,118,490

Shares		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Target Corp	.101,000	$5,960,010
		7,078,500
Multi-Utilities – 4.4%
Ameren Corp	7,600	439,584
CenterPoint Energy Inc	22,700	663,067
Consolidated Edison Inc	499,200	40,275,456
Dominion Energy Inc	33,900	2,607,927
DTE Energy Co	7,400	794,464
WEC Energy Group Inc	52,749	3,311,582
		48,092,080
Oil, Gas & Consumable Fuels – 2.5%
Andeavor	7,300	752,995
Apache Corp	74,600	3,416,680
Cabot Oil & Gas Corp	24,800	663,400
Chesapeake Energy Corp*,#	248,600	1,068,980
Chevron Corp	7,500	881,250
Cimarex Energy Co	4,000	454,680
Concho Resources Inc*	4,500	592,740
EOG Resources Inc	9,200	890,008
Exxon Mobil Corp	29,700	2,434,806
Kinder Morgan Inc/DE	28,500	546,630
Noble Energy Inc	79,300	2,248,948
ONEOK Inc	11,000	609,510
Phillips 66	6,200	567,982
Pioneer Natural Resources Co	4,000	590,160
Range Resources Corp	30,100	589,057
Valero Energy Corp	17,500	1,346,275
Williams Cos Inc	324,300	9,732,243
		27,386,344
Pharmaceuticals – 4.8%
Allergan PLC	13,198	2,704,930
Eli Lilly & Co	66,000	5,645,640
Johnson & Johnson	301,000	39,133,010
Merck & Co Inc	17,200	1,101,316
Pfizer Inc	100,500	3,587,850
Zoetis Inc	5,900	376,184
		52,548,930
Road & Rail – 0.4%
CSX Corp	16,700	906,142
JB Hunt Transport Services Inc	5,500	610,940
Kansas City Southern	7,800	847,704
Union Pacific Corp	14,500	1,681,565
		4,046,351
Semiconductor & Semiconductor Equipment – 2.6%
Analog Devices Inc	2,854	245,929
Applied Materials Inc	31,700	1,651,253
Broadcom Ltd	2,200	533,588
Intel Corp	20,900	795,872
KLA-Tencor Corp	8,500	901,000
Lam Research Corp	8,800	1,628,352
Micron Technology Inc*	241,700	9,506,061
NVIDIA Corp	40,200	7,186,554
QUALCOMM Inc	39,600	2,052,864
Xilinx Inc	50,100	3,548,583
		28,050,056
Software – 0.8%
Activision Blizzard Inc	10,900	703,159
Adobe Systems Inc*	2,600	387,868
Microsoft Corp	10,100	752,349
salesforce.com Inc*	5,700	532,494
Symantec Corp	200,800	6,588,248
		8,964,118
Specialty Retail – 3.3%
AutoZone Inc*	51,400	30,588,654
Best Buy Co Inc	17,600	1,002,496
Home Depot Inc	5,900	965,004
Lowe's Cos Inc	7,700	615,538
O'Reilly Automotive Inc*	1,500	323,055
Signet Jewelers Ltd	11,000	732,050
Tiffany & Co	10,500	963,690
Ulta Beauty Inc*	1,700	384,302
		35,574,789

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 1.6%
Apple Inc	.77,100	$11,882,652
Hewlett Packard Enterprise Co	51,700	760,507
HP Inc	32,600	650,696
NetApp Inc	25,700	1,124,632
Seagate Technology PLC	61,300	2,033,321
Western Digital Corp	10,800	933,120
		17,384,928
Textiles, Apparel & Luxury Goods – 0.1%
Michael Kors Holdings Ltd*	12,500	598,125
Tobacco – 2.3%
Altria Group Inc	389,700	24,714,774
Trading Companies & Distributors – 0.2%
WW Grainger Inc	11,600	2,085,100
Water Utilities – 0%
American Water Works Co Inc	6,000	485,460
Total Common Stocks (cost $908,067,029)		1,075,110,100
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	839,007	839,007
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	12,991,985	12,991,985
Total Investment Companies (cost $13,830,992)		13,830,992
Total Investments (total cost $921,898,021) – 100.2%		1,088,941,092
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(2,537,915)
Net Assets – 100%		$1,086,403,177

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,083,298,460	99.5%
United Kingdom	5,642,632	0.5

Total	$1,088,941,092	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$7,521∆	$—	$—	$839,007
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	73,614	—	—	12,991,985

Total Affiliated Investments – 1.3%	$81,135	$—	$—	$13,830,992

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 0.9785%ºº	4,173,783	62,128,799	(65,463,575)	839,007

Share Balance at 12/31/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – (continued)
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	15,647,660	89,744,325	(92,400,000)	12,991,985

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,075,110,100	$-	$-
Investment Companies	-	13,830,992	-
Total Assets	$1,075,110,100	$13,830,992	$-

Organization and Significant Accounting Policies

Janus Henderson VIT U.S. Low Volatility Portfolio (formerly named Janus Aspen INTECH U.S. Low Volatility Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Portfolio’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital that is in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement with Janus Capital. The Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement took effect upon the consummation of the Merger.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing.

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Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)
Date: November 29, 2017

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series

(Principal Accounting Officer and Principal Financial Officer)

Date: November 29, 2017